EXHIBIT 10.159
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                    LIMITED LIABILITY COMPANY AGREEMENT

                                  BETWEEN

                        CONOCO DEVELOPMENT II INC.

                                    AND

                     RB DEEPWATER EXPLORATION II INC.

                           DATED APRIL 30, 1997


                    LIMITED LIABILITY COMPANY AGREEMENT

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                             TABLE OF CONTENTS

I.   DEFINITIONS
     1.1    Definitions

II.  FORMATION OF COMPANY; FILINGS
     2.1    Formation
     2.2    Registered Office and Registered Agent.
     2.3    Filings
     2.4    Relationship of the Parties

III. NAME; PURPOSE; PLACE OF BUSINESS; TERM
     3.1    Name
     3.2    Purposes
     3.3    Place of Business
     3.4    Term

IV. MEMBERS; RESTRICTION ON DISPOSITION OF INTEREST; PREFERENTIAL RIGHT OF PURCHASE
     4.1    Members
     4.2    Restrictions on the Disposition of an Interest
     4.3    Preferential Right of Purchase
     4.4    Disposition Documents
     4.5    Legality
     4.6    Status After Disposition
     4.7    Disposition Costs
     4.8    Limitation on Transfer

V. CONTRIBUTIONS; DISTRIBUTIONS; FAILURE TO MAKE CONTRIBUTIONS TIMELY; SECURITY INTEREST
     5.1    Initial Contributions
     5.2    Cost Overrun Contributions.
     5.3    Additional Contributions
     5.4    Distributable Cash
     5.5    Failure to Make Contributions
     5.6    Grant of Security Interest
     5.7    Secured Party.

VI.  TAX MATTERS
     6.1.1  Tax Matters
            6.1.2  Information Request by TMP
            6.1.3  TMP Agreements with IRS
            6.1.4  Inconsistent Treatment of Company Item
            6.1.5  Communication of Proceedings to Members
            6.1.6  Requests for Administrative Adjustment
            6.1.7  Judicial Proceedings
     6.2    Income Tax Compliance and Capital Accounts
            6.2.1  Tax Returns
            6.2.2  Fair Market Value Capital Accounts
            6.2.3  Information Request
     6.3    Elections
            6.3.1  General Elections
            6.3.2  Other Elections or Consents
     6.4    Capital Contributions and FMV Capital Accounts
            6.4.1  Capital Contributions
            6.4.2  FMV Capital Accounts
     6.5    Company Allocations
            6.5.1  FMV Capital Account Allocations
            6.5.2  Tax Returns and Tax Basis Capital Account Allocation
     6.6    Termination and Liquidating Distributions
            6.6.1  Termination
            6.6.2  Section 708(b)(1)(A) Termination
            6.6.3  Balancing
            6.6.4  Final Distribution
     6.7    Transfers, Indemnification, and Correspondence
            6.7.1  Transfers of Company Interests
            6.7.2  Indemnification
            6.7.3  Correspondence
     6.8    No Interest
     6.9    Return of Capital

VII. ADMINISTRATIVE MATTERS
     7.1    Books and Records
     7.2    Inspection
     7.3    Bank Accounts; Investments
     7.4    Monthly Progress Reports

VIII.MANAGEMENT; MEMBERS COMMITTEE; MANAGER; STANDARD OF CARE;
     INDEMNIFICATION
     8.1    Management
     8.2    Members Committee
     8.3    Manager
     8.4    Standard of Care
     8.5    Indemnification of the Representatives and the Manager

IX.  VOLUNTARY WITHDRAWAL
     9.1    Resignation by Member
     9.2    Wrongful Withdrawal

X.   [DELETED]

XI.  DISSOLUTION; RECONSTITUTION; WINDING UP
     11.1   Events Deemed to Cause Dissolution
     11.2   Distribution of Assets
     11.3   Termination

XII. [DELETED]

XIII.INSURANCE
     13.1   Insurance Coverage
     13.2   Certain Requirements

XIV. MISCELLANEOUS
     14.1   Offset
     14.2   Choice of Law; Submission to Jurisdiction
     14.3   Notices
     14.4   Entire Agreement
     14.5   Effect of Waiver or Consent
     14.6   Amendment or Modification
     14.7   Binding Effect; Joinder of Additional Parties
     14.8   Counterparts
     14.9   Severability
     14.10  Headings
     14.11  Gender; Articles and Sections
     14.12  Indemnity
     14.13  Further Assurances
     14.14  Independent Conduct
     14.15  Deemed Assent
     14.16  Signing Members; Certificate of Authority
     14.17  Withholding or Granting of Consent
     14.18  Waiver of Certain Rights
     14.19  U.S. Currency
     14.20  Dispute Resolution
     14.21  Proprietary Information
     14.22  Publicity

XV.  DISSOLUTION
     15.1   Dissolution
     15.2   Ancillary Agreements

Exhibit "A" - Description of Drillship
Exhibit "B" - Indemnification Agreements
Exhibit "C" - Sharing Ratios
Exhibit "D" - Certificate of Formation
Exhibit "E" - Form of Demand Promissory Note (Equity Contributions) Exhibit "F" - Form of Promissory Note (Loans)
Exhibit "G" - Marine Services Agreement
Exhibit "H" - Drilling Services Agreement

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                    LIMITED LIABILITY COMPANY AGREEMENT

      This Limited Liability Company Agreement is made and entered into on April 30, 1997 by and between Conoco Development II Inc., a Delaware corporation having its principal office at 600 North Dairy Ashford, Houston, Texas 77079 (sometimes referred to as "Conoco") and RB Deepwater Exploration II Inc., a Nevada corporation having its principal office at 901 Threadneedle, Suite 200, Houston, Texas 77079 (sometimes referred to as "Reading & Bates").

      FOR AND IN CONSIDERATION of the mutual covenants, rights, and obligations contained herein, the benefits to be derived therefrom, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

                                 ARTICLE I

                                DEFINITIONS

      1.1  Definitions.   As  used in this Agreement, the  following  terms
shall have the respective meanings indicated:


           "Act"  means the Delaware Limited Liability Company Act, 6  Del.
      C. Sections 18-101, et seq., as amended, from time to time.

           "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person.

           "Assets" shall mean the Drillship and all other assets of the Company of every kind whatsoever, real or personal, tangible or intangible.

           "Agreement"   shall   mean   this  Limited   Liability   Company
      Agreement.

           "Bankrupt" or "Bankruptcy" shall mean any of the events set out in Section 18-304 of the Act happening with respect to a Member.

           "Base Term" shall mean the period of time commencing on the date of this Agreement and ending on the date one day after the later of (i) the completion of the Drilling Contracts, including any extensions or renewals thereof, or (ii) the complete discharge of the Purchase Note, including all interest accrued thereon.

           "Builder" shall mean collectively Samsung Heavy Industries Co., Ltd. and Samsung Corporation.

           "Company" shall mean Deepwater Drilling II L.L.C.

           "Control" (including with correlative meanings, the terms "controlling", "controlled by" and "under direct or indirect common control") shall mean, with respect to a Person that is a corporation, the right to the exercise, directly or indirectly, more than 50% of the voting rights attributable to the shares of the controlled Person normally entitled to vote for the election of directors and, with respect to a Person that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled Person.

           "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations issued thereunder.

           "Default Interest Rate" shall mean a rate equal to the lesser of (i) five (5) percentage points in excess of a varying rate per annum that is equal to the interest rate publicly quoted by Texas Commerce Bank, N.A., Houston, Texas, from time to time, as its prime commercial rate, with adjustments in such varying rate to be made on the same date as any change in the aforesaid prime rate, or (ii) the maximum non-usurious rate permitted by applicable law.

           "Delinquent Member" shall have the meaning attributed to  it  in
      Section 5.5.

           "Designated Representative" shall mean (a) when used with respect to Reading & Bates, or any successor or permitted assign, the chief executive officer of the ultimate parent of Reading & Bates or any successor or permitted assign of Reading & Bates; and
      (b) when used with respect to Conoco, or any successor or permitted assign, a person who is at least a Vice President of Conoco Inc., or the President of the successor or permitted assign of Conoco.

           "Dispose" (or "Disposition") shall mean to sell or otherwise transfer legal or beneficial ownership to any property or interest in property, real or personal (or the act of such sale or transfer).

           "Distributable Cash" means all cash of the Company in excess of the amount which the Members Committee determines is required to meet the Company's obligations (including reserves for projected expenditures, working capital and contingencies).

           "Disposition Notice" shall have the meaning attributed to it  in
      Section 4.3.

           "Drilling Contracts" shall mean, collectively, the drilling contracts (with options as provided therein) contemplated to be awarded by Conoco Drilling Inc. and Reading & Bates Corporation to the Company for the Drillship, for minimum terms, in the aggregate, of five (5) years, such drilling contracts to be on terms and conditions satisfactory to the Members.

           "Drillship" shall mean the shipshape self-propelled offshore drilling vessel described in Exhibit "A" hereto, together with all of her machinery and equipment, including without limitation all marine, drilling and production equipment, drill string, risers, blowout prevention equipment, spare and repair parts, inventory, whether located on the vessel or on shore, belonging to the vessel (excluding, however, equipment to be leased from third parties).

           "First  Member"  shall  have the meaning  attributed  to  it  in
      Section 4.3.

           "Indemnification Agreement" shall mean, with respect to Reading & Bates, the indemnification agreement to be executed by Reading & Bates Corporation, and with respect to Conoco the indemnification agreement to be executed by Conoco Inc., each such indemnification agreement to be in the form attached as Exhibit "C".

           "Independent Accountants" shall mean Price Waterhouse LLP, Arthur Anderson LLP or such other firm of certified public accountants, as may from time to time be designated by the Members Committee.

           "Manager" shall mean such Person as may be designated as Manager from time to time by the Members Committee.

           "Member  " or "Members" shall mean the Persons named in  Section
      4.1 or any Member who is admitted as a substitute Member pursuant hereto.

           "Members Committee" shall mean the committee described in and functioning according to Section 8.2.

           "Membership Interest" shall mean the ownership interest of a Member in the Company (which shall be considered personal property for all purposes) consisting of (i) such Member's Sharing Ratio of the entire ownership interests of the Company, (ii) such Member's right to vote or grant or withhold consent with respect to Company matters as provided herein or in the Act, and (iii) such Member's other rights and privileges as herein provided or as provided in the Act or otherwise at law.

           "Non-Delinquent  Member" shall have the meaning   attributed  to
      it in Section 5.5(b).

           "Person"   shall   mean   an  individual,  corporation,   trust,
      unincorporated association, or other entity or association.

           "Permitted Security Interest" means the security interest given under Section 5.6 of the Agreement, any security interests given to an interim construction lender or lenders to the Company, and any other security interest in a Membership Interest given by one or more Members which is consented to in writing by all other Members.

           "Proprietary   Information"  means   patents,   trade   secrets,
      proprietary  systems,  designs,  and  processes,  and  technical   or
      business know-how, which is not in the public domain.

           "Purchase Note" shall mean the promissory note or notes constituting the permanent financing by the Company of the purchase of the Drillship, such note or notes not to have a term greater than five years from delivery of the Drillship by the Builder, or to be in a principal amount to exceed eighty percent (80%) of the acquisition cost of the Drillship, without the prior written approval of the Members (such financing to be on a basis of recourse limited to the Drillship, her earnings and insurances); Conoco or an Affiliate has the option to provide such permanent financing for the Company provided: (i) the interest rate is no greater than 25 basis points in excess of that interest rate and on such other terms as are comparable to any other permanent financing available to the Company, and (ii) such option is exercised in writing by Conoco to the Company no later than ninety (90) days prior to the scheduled delivery of the Drillship by the Builder to the Company .

           "Representatives"  shall have the meaning attributed  to  it  in
      Section 8.2(c).

           "Second  Member"  shall have the meaning  attributed  to  it  in
      Section 4.3.

           "Sharing Ratio" shall mean, with respect to each Member, as of the date of this Agreement, the percentage set forth beside such Member's name on Exhibit "C" to this Agreement.

           "Shipbuilding Contract" means the Contract dated February 7, 1997 for the construction and sale of the Drillship between Deepwater Drilling L.L.C. and Builder, to be assigned by Deepwater Drilling L.L.C. to Company.

           "TMP" shall have the meaning attributed to it in Section 6.1.

                                ARTICLE II

                       FORMATION OF COMPANY; FILINGS

      2.1 Formation. The Company shall be organized by the Members upon execution and delivery of this Agreement and the execution and filing of the Certificate of Formation of the Company to the Delaware Secretary of State in accordance with and pursuant to the Act, substantially in the form attached as Exhibit "D" to this Agreement. Conoco or Reading & Bates shall be an "authorized person" within the meaning of the Act for purposes of executing the Certificate of Formation. The Manager may provide the Members with written evidence of their Membership Interest in such form as the Members Committee may from time to time determine, provided that, if issued, such written evidence shall always indicate that a Member shall not transfer its Membership Interest except in accordance with the terms of this Agreement. Except as provided to the contrary in this Agreement, the rights and obligations of the Members shall be governed by the provisions of the Act.

      2.2 Registered Office and Registered Agent. The Company's initial registered office shall be at the office of its registered agent at 1209 Orange Street, Wilmington, Delaware 19801, and the name of its initial registered agent at such address shall be The Corporation Trust Company.

      The registered office and registered agent may be changed from time to time by filing the address of the new registered office and/or the name of the new registered agent with the Delaware Secretary of State pursuant to the Act.

      2.3 Filings. The Members, the Members Committee and/or the Manager, as applicable, shall execute, deliver and file such additional documents and perform such additional acts consistent with the terms of this Agreement as may be necessary to comply with the requirements of law for the formation, qualification, and operation of a limited liability company in each jurisdiction in which the Company shall conduct business.

      2.4 Relationship of the Parties. The Members understand and agree that the arrangement and undertakings evidenced by the Agreement result in a partnership for purposes of federal income taxation and certain state income tax laws which incorporate or follow federal income tax principles. For every other purpose of the Agreement, the Members understand and agree that their legal relationship to each other and to any third parties under applicable state law is that of members of a limited liability company and not as a partnership.

                                ARTICLE III

                  NAME; PURPOSE; PLACE OF BUSINESS; TERM

      3.1 Name. The name of the Company shall be "Deepwater Drilling II L.L.C.", and the business of the Company shall be conducted under such name or under any other name or names as the Members Committee may from time to time elect, or as may be necessary to comply with the laws of each jurisdiction in which the Company conducts, or proposes to conduct, business.

      3.2 Purposes. The purposes of the Company are (a) to cause the Drillship to be built and equipped, as described in Exhibit "A", to take delivery of the Drillship from the Builder, to operate the Drillship and perform the Drilling Contracts and other drilling and related contracts obtained by the Company for the Drillship, and to carry out any and all modifications to the Drillship deemed necessary or appropriate by the Members Committee (including modifications to the Drillship which might change the overall use of same from a mobile offshore drilling unit to a floating production, storage and offloading vessel), (b) to obtain the necessary permanent and construction financing [it being understood and agreed that with respect to the construction financing each of the Members shall provide, or cause to be provided, the necessary cost overrun guaranty, to the extent of its respective Sharing Ratio, to support such financing for the Company from third parties to enable the Company to acquire the Drillship (including entering into the Purchase Note)], and to enter into from time to time such other financing arrangements as may be necessary, appropriate, or advisable to enable the Company to accomplish its purposes and to mortgage, pledge, assign, grant a security interest in, or otherwise encumber the Drillship, its earnings and insurances, and any or all of the other Company assets to secure the Purchase Note and such other financing arrangements, (c) to sell, assign, lease, exchange, or otherwise Dispose of, or refinance or additionally finance, all or substantially all of the Company's interest in one or more or all of its assets, (d) to maximize the profits of the Company, and (e) to engage in all activities and to enter into, exercise the rights and enjoy the benefits under, and discharge the obligations of the Company pursuant to, all contracts, agreements, and documents that may be necessary, appropriate, or advisable to enable the Company to accomplish the purposes set forth in clauses (a), (b), (c) and (d) of this sentence, and (f) any other lawful business purpose or activity that may be legally exercised by a limited liability company under the Act, as the Members may agree.

      3.3 Place of Business. The principal place of business of the Company shall be at 901 Threadneedle, Suite 200, Houston, Texas 77079. The Company may establish offices at such other places within or outside the State of Texas as the Members Committee may from time to time designate.

      3.4 Term. The Company shall be deemed to have commenced effective as of the date the Certificate of Formation of the Company is filed with the Delaware Secretary of State. The Company shall continue until the close of Company business on December 31, 2027, unless sooner terminated as provided in this Agreement.

                                ARTICLE IV

             MEMBERS; RESTRICTION ON DISPOSITION OF INTEREST;
                      PREFERENTIAL RIGHT OF PURCHASE

      4.1  Members.   Simultaneously with the execution of this  Agreement,
Conoco and Reading & Bates are hereby admitted as Members  of the Company.

      4.2 Restrictions on the Disposition of an Interest. Each Member shall be entitled from time to time, without the prior consent of the Members Committee, but subject to the provisions of Sections 4.4, 4.5, 4.6, and 4.7, to Dispose of all of its Membership Interest in the Company to an Affiliate of such Member. Except as set forth in the immediately preceding sentence, no Member shall have the right to effect a Disposition of all or any part of its Membership Interest in the Company unless and until (i) the consent of the Members Committee has been obtained and (ii) there has been compliance with the provisions of Section 4.3, 4.4, 4.5, 4.6, and 4.7. If the Members Committee consents to the Disposition of a Membership Interest in the Company, the provisions of Section 4.3 shall then become applicable to the Disposition in question. Any attempted Disposition by a Person of a Membership Interest or right, or any part thereof, in or in respect of the Company in contravention of this Section 4.2 shall be, and is hereby declared, null and void ab initio.

      4.3 Preferential Right of Purchase. (a) Subject to Section 4.2 should any Member at any time desire to Dispose of all or a portion of its Membership Interest in the Company pursuant to a bona fide offer from another Person (other than an Affiliate), such Member (the "First Member") shall promptly give notice (the "Disposition Notice") thereof to the other Member (hereinafter referred to as the "Second Member"). The Disposition Notice shall set forth all relevant information in respect of the proposed Disposition, including, without limitation, the name and address of the prospective acquirer and each Person that Controls the prospective acquirer, the purchase price (all of which must be payable in cash), and the terms of any delayed payment of the purchase price. The Second Member shall have the optional preferential right (to be exercised by notice to the First Member given no later than ninety days after the Second Member's receipt of the Disposition Notice) to acquire, for the same purchase price and on the same terms of any delayed payment that are set forth in the Disposition Notice, the Membership Interest that the First Member proposes to Dispose. If the Second Member does not elect to exercise the optional right set forth in the immediately preceding sentence within the time period set forth therein, the First Member shall have the right, subject to compliance with the provisions of Sections 4.2, 4.4, 4.5, 4.6 and 4.7, to Dispose of the Membership Interest described in the Disposition Notice strictly in accordance with the terms of the Disposition Notice for a period of sixty-five days after the expiration of the above described ninety day preferential right period. If the First Member fails so to Dispose of the Membership Interest within such sixty-five day period, the proposed Disposition shall again become subject to the preferential right set forth in this Section 4.3.

      (b) If the Second Member exercises the preferential right set forth in Section 4.3(a), the closing of the acquisition by the Second Member of the First Member's Membership Interest shall be held at the principal place of business of the Company on a date mutually acceptable to the First Member and the Second Member, but in no event more than sixty days after receipt by the First Member of notice of the Second Member's election to acquire the First Member's Membership Interest. At such closing the following transactions shall occur:

           (i)The First Member shall convey and assign by assignment with general warranty of title to the Second Member, free and clear of all liens, claims, and encumbrances (other than any lien, claim, or encumbrance created pursuant to Section 5.6, set forth in the Disposition Notice, or otherwise expressly permitted by the Second Member), the Membership Interest in the Company described in the Disposition Notice and shall execute and deliver to the Second Member all documents that may be required to give effect to the Disposition and acquisition of such interest; and

           (ii) The Second Member shall pay to the First Member, in accordance with the terms of payment set forth in the Disposition Notice (that is, in cash, payable either 100% at the closing or in installments over time, whichever is set forth in the Disposition Notice), the purchase price specified in the Disposition Notice for the Membership Interest described in the Disposition Notice whereupon such Second Member (or its designee) shall be admitted as a substitute Member in respect of the Membership Interest so purchased.

      (c) If the Second Member exercises the preferential right set forth in Section 4.3(a), in the notice to the First Member exercising such right the Second Member shall be entitled to designate an Affiliate of the Second Member to acquire the Membership Interest of the First Member. Upon such designation, the designated Affiliate will be substituted in the place and stead of the Second Member for purposes of the Disposition provided for in
Section 4.3(b)(i), but the Second Member will remain fully liable for making any and all payments due under Section 4.3(b)(ii).

      (d) It is expressly agreed that the remedy at law for breach of any of the obligations set forth in this Section 4.3 is inadequate in view of
(i) the complexities and uncertainties in measuring the actual damages that would be sustained by reason of the failure of a Member to comply fully with each of said obligations, and (ii) the uniqueness of the Company business and the relationship between the Members. Accordingly, each of the aforesaid obligations shall be, and is hereby expressly made, enforceable by specific performance.

      4.4 Disposition Documents. Except as a result of the foreclosure of a Permitted Security Interest in a Membership Interest, the Company shall not recognize for any purpose any purported Disposition of all or any portion of a Member's Membership Interest in the Company unless and until the provisions of this Article have been satisfied and there shall have been delivered to the Manager a dated notification of such Disposition (i) executed and acknowledged by both the Member effecting such Disposition and the Person to whom such Membership Interest is Disposed, (ii) if the Person to whom such Membership Interest is Disposed is to become a Member in the Company, containing the acceptance by such Person of all the terms and provisions of this Agreement and an agreement by such Person to perform and discharge timely all of the obligations and liabilities in respect of the Membership Interest Disposed of that are attributable to the period on and subsequent to the date of the Disposition, and (iii) containing a representation that such Disposition was made in accordance with all applicable laws and regulations. Any Disposition shall be effective as of the first day of the calendar month immediately succeeding the month in which the Manager actually receives the aforesaid notification of Disposition.

      4.5 Legality. Notwithstanding any provision of this Agreement to the contrary, no Disposition by a Member shall be effective unless (i) either (aa) the Membership Interest in the Company subject to such Disposition shall have been registered under the Securities Act of 1933, as amended, and any applicable state securities laws or (bb) the Company shall have received a favorable opinion of the Company's legal counsel or of other legal counsel acceptable to the Members Committee to the effect that such Disposition is exempt from registration under such laws, and (ii) unless waived by all of the other Members the Company shall have received a favorable opinion of the Company's legal counsel or of other legal counsel acceptable to the Members Committee, to the effect that such Disposition would not (aa) when added to the total of all other sales, assignments, or other Dispositions within the preceding twelve months, result in the Company being considered to have terminated within the meaning of section 708 of the Code, or (bb) cause the Company to jeopardize its classification as a partnership for federal income tax purposes.

      4.6 Status After Disposition. Each Member shall have the right to constitute the Person to whom its Membership Interest in the Company is Disposed as a substituted Member if (i) the Disposition in question has been effected in compliance with the provisions of this Article IV and (ii) the preferential right of purchase set forth in Section 4.3 has not been exercised. Each Member that Disposes of a Membership Interest in the Company to a Member or to a Person that is admitted to the Company as a Member contemporaneously with such Disposition shall, as between itself and the other Members, remain responsible for the timely performance and discharge of all obligations and liabilities in respect of the Membership Interest Disposed of that are attributable to the period prior to the date of its Disposition but shall, as between itself and the other Members, be released from all other Company obligations and liabilities. Each Member that Disposes of a Membership Interest in the Company to a Person that is not a Member or that is not admitted to the Company as a Member contemporaneously with such Disposition shall remain responsible for the timely performance and discharge of all obligations and liabilities in respect of the Membership Interest Disposed of, whether attributable to the period prior or subsequent to the date of its Disposition.

      4.7 Disposition Costs. All costs incurred by the Company in connection with the Disposition of a Membership Interest in the Company (including, without limitation, the legal fees incurred in connection with the obtaining of the legal opinions referred to in Section 4.5) shall be borne and paid by the Member effecting the Disposition within ten days after the receipt by such Member of the Company's invoice for the amount due.

      4.8   Limitation  on  Transfer.   Except  as  otherwise  specifically
provided in this Agreement, no Member shall have the right without the prior written consent of the other Member, to:

      (i) other than through a Permitted Security Interest, dispose of, assign, pledge, hypothecate, transfer, exchange or otherwise transfer for consideration all or any part of its Membership Interest in the Company; or

      (ii) Give or otherwise transfer for no consideration (whether or not by operation of law) all or part of its Membership Interest in the Company.

      In any agreement granting a Permitted Security Interest (including this Agreement), provided all other Members agree in writing, a Member may provide in such agreement that in the event of the foreclosure of such Permitted Security Interest, the party foreclosing on same may become a substituted Member of the Company. In addition, if and only if, the foreclosing party is a Member, such Member may designate an Affiliate to exercise its rights so as to avoid a single-Member limited liability company.

      Each Member covenants and agrees that it will not engage directly or indirectly in any business other than the business arising out of its being a Member of the Company; however, this provision is not intended in any manner to prohibit an Affiliate of a Member from engaging in any business whatsoever as further set out in Section 14.14.

      If after the expiration of the Base Term a Member resigns (the "Resigning Member"), the remaining Member (the "Non-Resigning Member") shall have the option to purchase the Membership of the Resigning Member at the then fair market value of the Resigning Member's Membership Interest. The Non-Resigning Member shall have the right to designate an Affiliate to exercise the rights provided in this Section. If a Non-Resigning Member exercises the rights given in this Section, the Resigning Member and the Non-Resigning Member shall close the sale of the Resigning Member's Membership Interest to the Non-Resigning Member within twenty (20) days after the 365 days written notice provided in Section 11.1(b), and the Members shall follow the procedures set out in Section 4.3(b) in connection with the sale of the Resigning Member's Membership Interest.

                                 ARTICLE V

                   CONTRIBUTIONS; DISTRIBUTIONS; FAILURE
              TO MAKE CONTRIBUTIONS TIMELY; SECURITY INTEREST

      5.1 Initial Contributions and Loans. Conoco agrees it will make an initial equity contribution to the Company of $20,000,000.--, and Reading & Bates agrees it will make an initial equity contribution to the Company of $30,000,000.--. The initial equity contributions represent the Sharing Ratios of Conoco and Reading & Bates, and payment shall be made to the Company by such Members on the earlier of (i) on February 28, 1999, (ii) with the prior written approval of the Member's Committee, on demand, in whole or in part, or (iii) as provided in the promissory notes referred to in the next succeeding sentence. In order to secure its obligation to make such initial equity contribution, each Member agrees upon execution of the Drilling Contracts it will deliver to the Company a demand promissory note in favor of the Company for the amount of its initial equity contribution, as set out in the first sentence of this Section 5.1, each such demand promissory note to allow the Company to make demands contemporaneously to each of the Members for pro-rata payments of such notes on the Payment Date. Such promissory notes shall be in the form attached as Exhibit "E" to this Agreement and shall be payable as provided therein. It is understood and agreed by the Members that any and all payments of such initial equity contribution by a Member shall contemporaneously reduce the principal of that Member's promissory note referred to in this Section 5.1 by the same amounts, and likewise any and all payments made by a Member with respect to any demands made with respect to such Member's promissory note shall contemporaneously be credited against such Member's obligation to make its initial equity contribution under this Section 5.1.

      In addition, Conoco agrees to loan the Company up to the sum of $28,900,350.--, and Reading & Bates agrees to loan the Company up to the sum of $43,350,540.--, in order to enable the Company to reimburse Deepwater Drilling L.L.C. for $14,240,180.-- previously paid to the Builder with respect to the first installment payment due under the Shipbuilding Contract, and to enable to Company to pay the second installment payment due under the Shipbuilding Contract amounting to $57,800,720.--, such loans to be secured by promissory notes executed and delivered by the Company substantially in the form attached as Exhibit "F" to this Agreement. Further, the Members agree to loan to the Company their respective Sharing Ratios of up to an additional $30,000,000.- to enable the Company to make commitments for owner-furnished equipment required for the Drillship, provided such commitments are approved by the Members Committee and/or the Manager in accordance with policies and procedures established by the Members Committee pursuant to the terms of this Agreement, each such loan to be secured by a promissory note or notes executed and delivered by the Company substantially in the form attached as Exhibit "F" to this Agreement.

      5.2 Cost Overrun Contributions. Each of the Members agrees, to the extent required by the construction lender(s) of the Company with respect to the Drillship, it will provide or cause to be provided by its Affiliate a cost overrun guaranty (or other similar type guaranty) in favor of such interim construction lender(s), in a form acceptable to the Members, pursuant to which the respective guarantor for each Member would guarantee that Member's respective Sharing Ratio percentage, so the Company will be able to fund that amount of any cost overruns incurred by Company under the Shipbuilding Contract, in order for the Company to take delivery of the Drillship under the Shipbuilding Contract. Accordingly, the Members also agree, within three business days after demand by any such interim construction lenders, to contribute to the Company in cash, their respective Member's Sharing Ratio of any and all such additional monies necessary in order to enable Company to take delivery of the Drillship under the Shipbuilding Contract (including owner furnished equipment) in compliance with the terms of any such cost overrun guaranties (over and above the amount of the promissory notes made by the Members referred to in the first paragraph of Section 5.1 and the amount of the Purchase Note).

      5.3 Additional Contributions. Except for initial working capital for the Company to commence operations, the Members intend for the Company operations to be self-sustaining, and after the Drillship goes into service, for the Company to pay its costs and expenses from operating revenues. However, without creating any rights, remedies, or claims in favor of or enforceable by any third party, if at any time the Company, as determined by the Members Committee, requires funds in excess of operating revenues which are necessary to allow the Company to accomplish its
objectives  and  purposes,  each  Member  shall,  and  hereby  agrees   to,
contribute to the Company, in cash, within ten days after receiving a request therefor from the Manager, such Member's Sharing Ratio of all such additional monies that are necessary to enable the Company to cause the Assets to be properly operated and maintained and to discharge its costs, expenses, obligations, and liabilities.

      5.4 Distributable Cash. The Distributable Cash of the Company shall be determined on a quarterly basis and the amount thereof shall be distributed to the Members pro rata according to their Sharing Ratios (except as otherwise required to effect and carry out the provisions of Section 5.5(b)(iv), 14.1 and 14.12), provided however, that no distribution will be made to the extent any such distribution will result in the minimum equity capital of the Company falling below 3% of the total assets. Amounts payable to any Member other than in its capacity as a Member, such as for services rendered, goods purchased or money borrowed, shall not be treated as distributions for purposes of this Section 5.4.

      5.5 Failure to Make Contributions. If either Member fails to contribute timely all or any portion of any monetary sum that it has agreed to contribute to the Company pursuant to the provisions of Section 5.1, 5.2 or 5.3 the Company may exercise, by notice to such Member (the "Delinquent Member") any one or more of the following rights or remedies:

          (a) Taking such action (including, without limitation, the filing of a lawsuit) as the Members Committee deems appropriate to obtain payment by the Delinquent Member of that portion of its agreed contribution that is in default, together with interest thereon at the Default Interest Rate from the date that such contribution was due until the date that such contribution is made, at the cost and expense of the Delinquent Member;

          (b) Permitting the other Members that desire to do so (the "Non-Delinquent Members") to advance that portion of the contribution that is in default, with the following results:

               (i) The sum thus advanced shall be deemed to be a loan from the Non-Delinquent Member to the Delinquent Member and a contribution of such sum to the Company by the Delinquent Member pursuant to Section 5.1, 5.2 or 5.3, as appropriate;

               (ii) The principal balance of such loan and all accrued unpaid interest thereon shall be due and payable in whole within thirty days after written demand therefor has been given to the Delinquent Member by the Non-Delinquent Member;

               (iii) The loan shall bear interest at the Default Interest Rate, from the date that the loan was made until the date that such loan, together with all interest accrued thereon, is repaid to the Non-Delinquent Member;

               (iv) All distributions from the Company that would otherwise be made to the Delinquent Member (whether before or after dissolution of the Company) shall, instead, be paid to the Non-Delinquent Member until the loan and all interest accrued thereon have been repaid in full to the Non-Delinquent Member (with all such payments being applied first to interest earned and unpaid and then to principal); provided however, that for purposes of Section 6.4, any amounts paid by the Company to the Non-Delinquent Member shall nevertheless be treated as adjustments to the Delinquent Member's Capital Account;

               (v) The repayment of the loan and all interest accrued thereon shall be secured by a security interest in the Delinquent Member's interest in the Company, as more fully set forth in
          Section 5.6, and

               (vi) The Non-Delinquent Member shall have the right, in addition to the other rights and remedies granted to it pursuant to this Agreement or available to it at law or in equity, to take such action (including, without limitation, the filing of a lawsuit) as the Non-Delinquent Member deem appropriate to obtain payment by the Delinquent Member of the principal balance of such loan and all accrued and unpaid interest thereon, at the cost and expense of the Delinquent Member;

          (c) Exercising the rights of a secured party under the Uniform Commercial Code of the State of Delaware, as more fully set forth in
     Section 5.6;

          (d)  Dissolving the Company; or

          (e) Exercising any other rights and remedies available at law or in equity.

     5.6 Grant of Security Interest. Each Member hereby grants to the Company and to the Non-Delinquent Member, in respect of any loans made by the Non-Delinquent Member to the Delinquent Member pursuant to Section 5.5(b), as security for (i) the payment of all contributions to be made by such Member pursuant to this Agreement and (ii) the repayment of any loans and all interest accrued thereon made by the Non-Delinquent Member to a Delinquent Member pursuant to Section 5.5(b), a security interest in and to its Membership Interest in the Company, all pursuant to and in accordance with the provisions of the Uniform Commercial Code of the State of
Delaware, and agrees that in the event of any default in the payment of such contributions or in the repayment of such loans and all interest accrued thereon, the Company or the Non-Delinquent Member, as applicable, shall have and are hereby granted all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Delaware with respect to the security interest granted herein. Each Member further agrees to execute and deliver to the other Members all such financing statements and other instruments as may be required by the Members Committee or the Non-Delinquent Members, as applicable, to effect and carry out the provisions of the immediately preceding sentence and agrees that this Agreement may serve as the necessary security agreement and financing statement. The Company shall register on its books the security interests given pursuant to this Section 5.6. The Members agree that the security interests granted under this Section 5.6 shall be subordinate to any security interests granted to any interim construction lender or lenders to the Company.

     5.7 Secured Party. A secured party of a Permitted Security Interest with respect to any Member's Membership Interest shall not as the result of the exercise of any of its rights as a secured party become liable for any of the obligations of such Member under this Agreement.

                                ARTICLE VI

                                TAX MATTERS

     6.1.1      Tax  Matters Partner. The Members intend that  the  Company shall be taxed as a partnership for federal, state, local and foreign income tax purposes, and have agreed to certain provisions of this Agreement with that intention in mind. The Members agree to take all reasonable actions, including the amendment of this Agreement and the execution of such other documents as may be reasonably required in order for the Company to qualify and receive partnership treatment for federal, state, local and foreign income tax purposes. At such time, if ever, as final regulations are promulgated as heretofore proposed (61 F.R. Section 21989) under Section 7701 of the Code with respect to classification of an entity as a partnership for federal income tax purposes, the Members shall elect in compliance with such regulations that the Company be treated, for federal income tax purposes, as a partnership and take such other actions as may be reasonably necessary or desirable in connection therewith. The Member from which the Manager is selected by the Members Committee is designated as the Tax Matters Partner ("TMP"), as such term is defined in
Section 6231(a)(7) of the Internal Revenue Code of 1986, as amended, ("Code"). In the event of any change in the TMP, the Member serving as TMP at the beginning of a given taxable year shall continue as TMP with respect to all matters concerning such year. The TMP and other Members shall use their best efforts to comply with responsibilities outlined in this section and in Code Sections 6222 and 6233 and 6050K (and the Treasury Regulations thereunder) and in doing so shall incur no liability to any other Member. Notwithstanding the TMP's obligation to use its best efforts in the fulfillment of its responsibilities, the TMP shall not be required to incur any expenses for the preparation for, or pursuance of administrative, or judicial proceedings, unless the Members agree on a method for sharing such expenses.

     6.1.2 Information Request by TMP. The Members shall furnish the TMP within two weeks from the receipt of the request with such information (including information specified in Code Sections 6230(e) on Member identification and 6050K for transfers of Membership Interests) as the TMP may reasonably request to permit it to provide the Internal Revenue Service with sufficient information for purposes of Code Sections 6223(c) and 650K.

     6.1.3  TMP Agreements with IRS.

     6.1.3.1 The TMP shall not agree to any extension of the statute of limitations for making assessments on behalf of the Company without first obtaining the written consent of all Members. The TMP shall not bind any other Member to a settlement agreement in tax audits without obtaining the written concurrence of any such Member.

     6.1.3.2 Any other Member who enters into a settlement agreement with the Secretary of the Treasury with respect to any Company items, as defined in Code Section 6231(a)(3), shall notify the other Members of the terms within ninety (90) days from the date of such settlement.

     6.1.4 Inconsistent Treatment of Company Item. If any Member intends to file a notice of inconsistent treatment under Code Section 6222(b), such Member shall, prior to the filing of such notice, notify the TMP of the (actual or potential) inconsistency of the Member's intended treatment of a Company item with the treatment of that item by the Company. Within one week of receipt the TMP shall remit copies of such notification to other Members to the Company. If an inconsistency notice is filed solely because a Member has not received a Schedule K-1 in time for filing of its income tax return, the TMP need not be notified.

     6.1.5 Communication of Proceedings to Members. The TMP shall to the extent and in the manner provided by regulations issued pursuant to Section 6223(g) of the Code, keep all Members informed of all administrative and judicial proceedings for the adjustment at the Company level of Company items.

     6.1.6 Requests for Administrative Adjustment. No Member shall file a request pursuant to Code Section 6227 for an administrative adjustment of Company items without first notifying all other Members. If all other Members agree with the requested adjustment, the TMP shall file the request on behalf of the Company. If unanimous consent is not obtained within thirty (30) days from such notice, or within the period required to timely file the request for administrative adjustment, if shorter, any Member, including the TMP, may file a request for administrative adjustment on its own behalf.

     6.1.7 Judicial Proceedings. Any Member intending to file a petition under Code Sections 6226, 6228, or any other Code Section with respect to any Company item, or other tax matters involving the Company, shall notify the other Members, prior to such filing, of the nature of the contemplated proceeding. In the case where the TMP is the Member intending to file such petition, such notice shall be given within a reasonable time to allow the other Members to participate in the choice of the forum for such petition. If the Members do not agree on the appropriate forum, then the forum shall be decided by majority vote. Each Member shall have a vote in accordance with its percentage interest in the Company for the year under audit. If a majority cannot agree, the TMP shall choose the forum. If a Member intends to seek review of any court decision rendered as a result of such a proceeding such Member shall notify the other Members, prior to seeking such review.

6.2  Income Tax Compliance and Capital Accounts

     6.2.1 Tax Returns. The TMP shall prepare and file all required federal, state, and local partnership income tax returns, as well as all sales, use and other excise tax returns. In preparing such returns the TMP shall use its best efforts and in doing so shall incur no liability to any other Member with regard to such returns. Not less than thirty (30) days prior to the due date (including extensions) the TMP shall submit to each Member a copy of the income tax returns and/or franchise tax returns as proposed for review.

     6.2.2 Fair Market Value Capital Accounts. The TMP shall establish and maintain fair market value ("FMV") capital accounts and tax basis capital accounts for each Member. Upon request, the TMP shall submit to each Member along with a copy of any proposed partnership income tax return an accounting of its respective FMV capital accounts as of the end of the tax return period.

     6.2.3 Information Request. Each Member agrees to furnish to the TMP not later than sixty (60) days before the return due date (including extensions) such information relating to the operations conducted under this Agreement as may be required for the proper preparation of all such tax returns and capital accounts.

6.3  Elections

     6.3.1   General  Elections.  For both income tax  return  and  capital account purposes, the Company shall elect: (a) to use the maximum allowable accelerated tax method and the shortest permissible tax life for depreciation purposes, (b) the accrual method of accounting, (c) to treat all organizational costs of the Company as deferred expenses amortizable over a sixty (60) month period pursuant to Section 709(b) of the Code and comparable provisions of state law, (d) to amortize start-up expenditures over a sixty (60) month period pursuant to Section 195(d) of the Code and comparable provisions of state law, and (e) to report income on a calendar year basis.

     6.3.2 Other Elections or Consents. In connection with any permitted transfer of a Membership Interest in the Company under Article IV, the TMP shall cause the Company, at the written request of a transferee or the transferor, on behalf of the Company and at the time and manner provided under Code Section 754 to adjust the basis of Company property with the adjustments provided in Code Sections 734 for a distribution of property and 743 for a transfer of a Membership Interest. In case of a distribution of property, the TMP shall adjust all tax basis capital accounts. In case of a transfer of an interest in the Company, the transferee shall, no later than sixty (60) days prior to the due date of the Company tax return (including extensions), cooperate with the TMP in the filing of tax returns by providing the TMP with all reconciliations necessary to reflect such basis adjustments on the tax return. Any election other than those referred to above must be approved by the Members Committee.

6.4  Capital Contributions and FMV Capital Accounts

     6.4.1 Capital Contributions. The respective capital contributions of each Member to the Company shall be (a) any properties contributed to the Company (net of liabilities that the Company assumes or takes the properties subject to), and (b) all amounts paid by each Member characterized as contributions to the Company or Company expenses borne and paid by such Member on behalf of the Company.

     6.4.2 FMV Capital Accounts. The FMV capital accounts shall be increased and decreased as follows:

     (a) The FMV capital accounts shall be increased by: (i) the amount of money and the fair market value of any property contributed by each Member, respectively, to the Company (net of liabilities assumed by the Company or to which the contributed property is subject); (ii) that Member's [Section 6.5.1] allocated share of Company income and gains, or items thereof; and, (iii) that Member's share of Code
     Section 705(a)(1)(B) items.

     (b) The FMV capital accounts shall be decreased by: (i) the amount of money and the fair market value of property distributed to each Member (net of liabilities assumed by such Member or to which the property is subject); (ii) that Member's [Section 6.5.1] allocated share of Company loss and deductions, or items thereof; and, (iii) that Member's share of Code Section 705(a)(2)(B) items and Code
     Section 709 nondeductible and nonamortizable items.

     (c) "Fair market value" when it applies to property contributed by or distributed to a Member or other Company property shall be determined by the Members Committee.

6.5  Company Allocations

     6.5.1 FMV Capital Account Allocations. Each item of income, gain, loss or deduction shall be allocated to each Member as follows:

          (a)   Operating and maintenance cost shall be allocated  to  each
          Member  in  accordance  with  its  respective  contribution,   or
          obligation to contribute, to such cost;

          (b) Depreciation shall be allocated to each Member in accordance with its contribution, or obligation to contribute, to the cost of the underlying asset;

          (c) Loss (or simulated loss) upon the sale, exchange, distribution, abandonment or other disposition of depreciable property, shall be allocated to the Members in the ratio of their respective FMV capital account adjusted basis in the depreciable property;

          (d) Gain (or simulated gain) upon the sale, exchange, distribution, or other disposition of depreciable or depletable property shall be allocated to the Members so that the FMV capital account balances of the Members will most closely reflect their respective percentage or fractional interests under the Agreement;

          (e) Costs or expenses of any other kind shall be allocated to each Member in accordance with its respective contribution, or obligation to contribute, to such costs or expenses; and,

          (f) Any other income item shall be allocated to the Members in accordance with the manner in which such income is realized by each Member.

6.5.2     Tax Returns and Tax Basis Capital Account Allocation.
          (a) Unless otherwise expressly provided herein the allocations of Company items of income, gain, loss or deduction for tax return and tax basis capital account purposes shall follow the principles of allocation under Section 6.5.1. However, the Company's gain or loss on the taxable disposition of any Company property in excess of the gain or loss under Section 6.5.1, if any, is allocated to the contributing Member to the extent of such Member's pre-contribution gain or loss;

          (b)  Depreciation shall be allocated to each Member in accordance
          with   its  contribution  to  the  adjusted  tax  basis  of   the
          depreciable asset;

          (c) Any recapture of depreciation or any other item of deduction or credit shall, to the extent possible, be allocated among the Members in accordance with their sharing of the depreciation or other item or deduction or credit which is recaptured;

          (d) For Company properties with values different from their adjusted tax bases, the Members intend that allocations described in this Section 6.5.2 constitute a "reasonable method" of allocating gain or loss under Treasury Regulations Section 1.704-3(a)(1).

6.6  Termination and Liquidating Distributions

     6.6.1 Termination. Termination shall occur on the earlier of the events described in Code Sections 708(b)(1)(B) or 708 (b)(1)(A).

          (a) Termination Under Code Section 708(b)(1)(B). Upon termination under Code Section 708(b)(1)(B), each Member's FMV capital account shall be adjusted as provided for in the regulations, Section 1.704-1(b)(2)(iv)(1), and Section 6.6.3. The distributions provided for in Sections 6.6.2 through 6.6.4 shall be deemed to have occurred, with the Company cash and properties deemed contributed to a new limited liability company, the terms of which are identical to those contained in this Agreement.

          (b) Termination Under Code Section 708(b)(1)(A). Upon termination under Code Section 708(b)(1)(A), the business shall be wound-up and concluded, and the assets shall be distributed to the Members as described below by the end of such calendar year (or, if later, within ninety (90) days after the date of such termination). The assets shall be valued and distributed to the creditors of the Company, if any, and to the Members in the order provided in Sections 6.6.2 through 6.6.4.

     6.6.2   Section  708(b)(1)(A) Termination.  In the  event  of  a  Code
     Section 708(b)(1)(A) termination, the assets shall be valued, and the Company shall first comply with Section 18-804(a)(1) of the Act, and second, all cash representing unexpended contributions by any Member shall be returned to the contributor.

     6.6.3 Balancing. Third, the FMV capital accounts of the Members shall be determined under this Section 6.6.3. The TMP shall take the actions specified under this Section 6.6.3 in order to cause the ratio of the Members' FMV capital accounts to reflect as closely as possible their Sharing Ratios under the Agreement. The ratio of a Member's FMV capital account is represented by a fraction, the numerator of which is the Member's FMV capital account balance and the denominator of which is the sum of all Members' FMV capital account balances. This is hereafter referred to as "balancing of the FMV capital accounts", and when completed, the FMV capital accounts of the Members shall be referred to as being "balanced". The manner in which the FMV capital accounts of the Members are to be balanced under this Section 6.6.3 shall be determined as follows:

          (a) The fair market value of all Company properties shall be determined and the gain or loss for each property which would have resulted if a sale thereof at such fair market value had occurred shall be allocated in accordance with Section 6.5.1. If thereafter any Member has a negative FMV capital account balance, that is, a balance less than zero, in accordance with Treas. Reg.
          Section 1.704-1(b)(2)(ii)(b)(3) such Member is obligated to contribute an amount of cash to the Company to facilitate the balancing of the FMV capital accounts. If after these adjustments the FMV capital accounts are not balanced, Article 6.6.3(b) shall apply; or

          (b) If all the Members consent, any cash or an undivided interest in certain selected properties shall be distributed to one or more Members as necessary for the purpose of balancing the FMV capital accounts;

          (c) Unless (b) above applies, an undivided interest in each and every property shall be distributed to one or more Members in accordance with the ratios of their FMV capital accounts;

          (d) If a property is to be valued under (a) above or distributed pursuant to (b) or (c) above, the fair market value of the property shall be agreed to by the Members. In the event all of the Members do not reach agreement as to the fair market value of property, the TMP shall cause a nationally recognized independent engineering firm to prepare an evaluation of fair market value of such property.

     6.6.4 Final Distribution. Fourth, after the FMV capital accounts of the Members have been adjusted, pursuant to Section 6.6.3 above, all other or remaining property and interest then held by the Company shall be distributed to the Members in accordance with their positive FMV capital account balances.

6.7  Transfers, Indemnification, and Correspondence.

     6.7.1 Transfers of Company Interests. Transfers of Membership Interests shall be governed by the Agreement. A Member transferring its Membership Interest, or any part thereof, shall notify the TMP in writing within two weeks of such transfer.

     6.7.2 Indemnification. This Agreement does not provide for any indemnification provisions to protect Members against any harm caused by a Code Section 708(b)(1)(B) termination. However, the Members agree that if any of them makes a sale or assignment of its Membership Interest under this Agreement, such sale or assignment shall be structured, if reasonably possible, to avoid causing an Code Section 708(b)(1)(B) termination.

     6.7.3 Correspondence. All correspondence relating to the preparation and filing of the Company's income tax returns and capital accounts shall be forwarded to the TMP.

     6.8 No Interest. No Member shall be entitled to be paid interest in respect of either its capital account or any contributions made by it to the Company.

     6.9 Return of Capital. Except as set forth in Section 6.6.2 hereof and notwithstanding anything in this Agreement to the contrary, no Member is entitled to a return on any cash or property that it has contributed to the capital of the Company, but shall look solely to distributions from the Company. No unrepaid capital contribution shall be deemed or considered to be a liability of the Company or of any Member. No Member shall be required to contribute any cash or property to the Company to enable the Company to return any Member's capital contribution.

                                ARTICLE VII

                          ADMINISTRATIVE MATTERS

     7.1 Books and Records. The books and records of the Company shall be kept, at the expense of the Company, by the Member from which the Manager is appointed in accordance with this Agreement, following that Member's normal accounting systems, procedures and practices, consistent with generally accepted accounting principles, on a calendar year basis for all purposes, and shall reflect all Company transactions and be appropriate and adequate for recording and reporting the financial condition of the
Company.   Within  forty-five  days following  the  end  of  each  calendar quarter,  the  Manager  shall cause to be prepared  and  submitted  to  the
Members Committee and each Member an unaudited balance sheet and an unaudited income statement of the Company and a comparison to budgets in respect of such calendar quarter. In addition, on or before March 31 (or as soon thereafter as may be practicable) of each year the Manager shall cause to be delivered to each Member, in respect of the immediately preceding year, an audited balance sheet, an audited income statement, an audited annual statement of changes in financial position of the Company together with a report by the Company's Independent Accountants to the effect that such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly the Company's financial position, results of operation, and changes in financial position, and a report indicating each Member's share for federal income tax purposes of the Company income, gain, credits, losses, and deductions prepared, in each case, by the Company's Independent Accountants. A copy of each Company tax return required to be filed with any governmental authority shall be delivered to each Member at least ten days before such return is filed.

     7.2 Inspection. Each Member, at its sole cost and expense, shall have the right to inspect, copy, and audit the books and records of the Company during reasonable business hours at the principal place of business of the Company. No Person other than a Member (or its duly authorized representative) and the Company's Independent Accountants shall have any right to inspect the books and records of the Company for any purpose whatsoever. Each Person that inspects the books and records of the Company shall maintain the confidentiality of the information received pursuant to or in connection with such inspection.

     7.3 Bank Accounts; Investments. All funds of the Company shall be deposited in its name in an account or accounts maintained in one or more national or state bank or banks designated from time to time by the Members Committee. The funds of the Company shall not be commingled with the funds of any other Person. Checks shall be drawn upon the Company account or accounts only for the purposes of the Company and shall be signed by such signatory party or parties as may be designated by the Members Committee. The Manager shall have the obligation from time to time to deposit Company funds that (i) are not required for the operation of the business of the Company and (ii) should not, in the Manager's opinion, be used to repay Company debt, in interest bearing bank accounts or to purchase commercial paper, treasury bills, or other high grade short term instruments following guidelines approved by the Members Committee.

     7.4 Monthly Progress Reports. At least once a month, the Manager, at Company expense, shall furnish to the Members a progress report regarding the operations of the Company.

                               ARTICLE VIII

                  MANAGEMENT; MEMBERS COMMITTEE; MANAGER;
                     STANDARD OF CARE; INDEMNIFICATION

     8.1 Management. (a) The management and control of the Company business shall be vested in the Members, who shall exercise such management and control through and by virtue of their selection of the Members Committee in accordance with the succeeding provisions of this Article VIII and their participation in the making of the decisions accorded to them pursuant to this Agreement.

     (b) The Members shall be entitled to delegate any powers and authority required for the management of the Company to the Members Committee, save that the Members reserve the following powers and authority exclusively to themselves, namely:

     (i)             to  amend the purposes of the Company, as set  out  in
            Section 3.2;

     (ii)           to liquidate or otherwise dissolve the Company;

     (iii) to approve the merger or consolidation of the Company with or into an "other business entity," as such term is defined in
            Section 18-209(a) of the Act, or the sale, exchange, or other disposition of all, or substantially all of the Company's assets which is to occur as part of a single transaction or plan;

     (iv)             to   designate  from  time  to  time  the   Company's
            Independent Accountants; and

     (v)            to amend this Agreement.

     (c) In the exercise of any powers and authority the Members may have in connection with the management and control of the Company, all decisions or actions of the Members must be unanimous.

     8.2  Members Committee.

     (a) The Members Committee (herein referred to as the "Members Committee") shall be responsible for the making of decisions with respect to the Company business that are not accorded to the Members or the Manager pursuant to this Agreement.

     (b) Without limiting the generality of paragraph (a) of this Section and subject always to the provisions of Section 8.1(b), the Members
Committee shall have the power to delegate to the Manager of the Company any powers and authority necessary for the day-to-day operation of the business of the Company, except that the Members Committee reserves the following powers and authority exclusively to itself, namely:

     (i) to set the overall policy and vision of the Company in accordance with the purposes set out in Section 3.2;

     (ii)            to  recommend to the annual meeting of the Members the
            distribution   policy  of  the  Company  and   the   level   of
            distribution to be declared;

     (iii)  to elect or appoint the Manager;

     (iv) to approve capital expenditures of the Company in such amount as the Members may from time to time determine;

     (v) to approve the business and strategic plans and the annual operating plans of the Company;
     (vi) to recommend approval by the Members of any of the matters referred to in Section 8.1(b);

     (vii) to approve from time to time the location of the Company's principal executive office;

     (viii) to determine the banking policy of the Company and further in that regard: to grant financial authorization (including the opening and closing of bank accounts and to designate signatories for such accounts) to the Manager; to approve all borrowings by the Company of sums of money within the limitations regarding amount as the Members may from time to time determine, from banks, other lending institutions, the Members or Affiliates of the Members, on such terms as the Members Committee deems appropriate, and, in connection therewith, to hypothecate, encumber, and grant security interests in the assets of the Company to secure repayment of the borrowed sums. No debt shall be contracted or liability incurred by or on behalf of the Company except to the extent permitted under the Act by the Manager or authorized agents of the Company expressly authorized by the Members Committee to contract such debt or incur such liability;

     (ix) to approve the purchase of liability and other insurance to protect the Company's property and business;

     (x) to establish guidelines for the Manager in connection with the temporary investment of Company funds;

     (xi) to approve the execution on behalf of the Company of all instruments and documents with a value in excess of such amount as the Members may from time to time determine, including, without limitation: checks; drafts; notes and other negotiable instruments; mortgages or deeds of trust; security agreements; financing statements; documents providing for the acquisition, mortgage or disposition of the Company's property; assignments; bills of sale; leases; partnership agreements; operating agreements of other limited liability companies; agreements between the Company and either of the Members or their Affiliates; and any other instruments or documents necessary, in the opinion of the Members Committee to the business of the Company;
     (xii)  to assess the performance of the Manager of the Company;

     (xiii) to approve the commencement or settlement of litigation directly or indirectly involving the Company, where the claim or potential liability of the Company or the amount of such settlement is in excess of such amount as the Members may from time to time determine;

     (xiv) to determine the accounting policies of the Company and to recommend to the Members the appointment of the Company's Independent Accountants;

     (xv)             to   approve  the  ethics,  safety  and  health   and
            environmental policies of the Company; and

     (xvi) to review and approve the terms of any public announcement proposed to be made by the Company, as determined from time to time by the Members Committee.

     (c) The Members Committee shall be comprised of six individuals, three of whom shall be named by each Member (individually a "Representative" and collectively "Representatives"). These Representative(s) may be changed at any time by the Members appointing such Representative(s) by written notice to the other Member.

     (d) Meetings of the Members Committee may be held at such regular times as may be specified by the Members Committee and, in addition, may be called by any Representative by giving at least ten days prior notice thereof to each of the other Representatives. Notice of each meeting shall be in writing and shall state the date, time, and place at which such meeting is to be held and the purposes for which such meeting is called. Prior notice of a meeting need not be given, however, if such notice is waived  in  writing  by all of the Representatives  or  if  the  action  in question is taken pursuant to the provisions of the second succeeding sentence. In addition, the attendance in person or by a Person having the written proxy of a Representative at a meeting shall constitute a waiver of notice of such meeting, except where the Representative attends the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.) Any action required or permitted to be taken at a meeting of the Members Committee may be taken (i) by means of a telephone conference (notice of which shall be given to each of the Representatives) in which all Representatives participating in the meeting in person or by a Person having the written proxy and constituting a quorum can hear and speak to each other (with the action taken during such telephone conference to be reduced to writing and filed in the records of the Members Committee), or
(ii) by means of one Representative submitting to the other Representatives in accordance with the provisions of Section 14.3 a statement of the matter to be voted on, the purposes thereof, and the period within which the Representatives must respond either in the affirmative or in the negative to the matter in respect of which the vote is requested (which response period shall not be less than seven business days nor more than twenty business days from the date on which the Representative in question is deemed to have received such request pursuant to Section 14.3). All action taken pursuant to the immediately preceding sentence shall be deemed for all purposes to have been taken at a meeting of the Members Committee. The Members Committee shall conduct its proceedings in accordance with such rules as it may from time to time establish and shall keep appropriate records of the action taken by it.

     (e) At all meetings of the Members Committee, at least one Representative representing each Member shall constitute a quorum for the transaction of business, and subject to this Section 8.2, the unanimous act of all of the Member Representatives present at any meeting at which there is a quorum shall be the act of the Members Committee, except as set forth in Section 8.2(f). If a quorum shall not be present at any meeting of the Members Committee, the meeting may be rescheduled by any Representative by giving seven days prior notice thereof to each of the other Representatives.

     (f)   Notwithstanding any provision of this Agreement to the contrary:
(i) neither a Member nor a Representative appointed by any Member that is the subject of a vote with respect to the exercise of remedies relating to such Member's delinquency or default under this Agreement, in the case of a vote with respect to such matters; (ii) neither a Member nor a
Representative appointed by any Member that attempts to effect a Disposition of an interest or right, or any part thereof, in or in respect of the Company in willful contravention of Article IV, or in the case of any vote with respect to any matter whatsoever subsequent to such attempted Disposition; or (iii) neither a Delinquent Member nor the Representative appointed by any Delinquent Member, in the case of any vote occurring during the period in which such Delinquent Member is a Delinquent Member; will be entitled to vote on the issue in question, and such Representative shall not be counted for voting or quorum purposes in respect of the vote in question or the Members Committee meeting at which the vote is taken. Instead, a quorum in respect of the vote in question shall be comprised of one or more of all Representatives other than those that are not entitled to vote on such issue, and the decisions in respect of such issue shall be made by the unanimous vote of all Representatives present that are entitled to vote on such issue.

     8.3 Manager. The Manager (who shall be an employee of a Member or of an Affiliate of a Member) shall be appointed by, and shall serve at the pleasure of, the Members Committee, subject to the direction of the Members Committee, and shall be responsible for the general supervision and management of the business, affairs, and property of the Company and for the implementation of the decisions of the Members Committee, and shall have, as may be delegated by the Members Committee, the authority to conduct the day-to-day affairs of the Company. Without limitation of the generality of the preceding provisions of this Section, the Manager shall have (subject to the limitations of Sections 8.1 and 8.2 and to budgetary limitations and such other limitations as may be imposed from time to time by the Members Committee) the authority, the right, and the power, on behalf of the Company:

      (a) to enter into, make, and perform all contracts, agreements, and other undertakings binding the Company as may be necessary, appropriate, or advisable in furtherance of the purposes of the Company as the Manager may determine in his or her discretion;

     (b) to open, maintain, and close bank accounts, to designate and change signatories on such accounts, and to draw checks and other orders for the payment of monies;

     (c)  to maintain the assets of the Company in good order and repair;

     (d)  to collect all sums due the Company;

     (e) to prepare and file all Company tax returns and to make all elections for the Company thereunder in accordance with the instructions of the TMP and the Members Committee;

     (f) to the extent that funds of the Company are available therefor, to pay as they become due all debts and obligations of the Company (including, without limitation, the Purchase Note); and

     (g) within any limitations as may be imposed from time to time by the Members Committee, to take any and all other action that may be necessary, appropriate, or advisable in furtherance of the purposes of the Company.

     In addition, the Company shall reimburse the Manager, on a monthly basis, for all reasonable out-of-pocket transportation, lodging and entertainment expenses, incurred in connection with the business of the Company, consistent with the normal reimbursement policies of the Member which is providing the individual to be Manager of the Company.

     8.4 Standard of Care. In the performance of their respective duties under this Agreement, the Representatives and the Manager shall use reasonable efforts to conduct the business of the Company in a good and businesslike manner and in accordance with good practice within the industry. Notwithstanding any provision of this Agreement to the contrary, however, neither any Representative nor the Manager shall be held liable or responsible to any Member or to the Company for any losses sustained, or liabilities incurred, in connection with, or attributable to, errors in judgment, negligence, or other fault of such individual, except that which is caused by such Person's bad faith or willful misconduct.

     8.5   Indemnification  of the Representatives and  the  Manager.   The
Company hereby agrees to defend, indemnify and hold harmless the Representatives and the Manager from and against any and all claims, damages, liabilities, costs (including, without limitation, the costs of litigation and reasonable attorneys' fees), damages, and causes of action arising out of, resulting from, or attributable to the Representatives' and the Manager's management of the Company affairs, except where the claim at issue is based upon the bad faith or willful misconduct of the Representative in question or the Manager. The indemnification rights herein contained shall be (i) cumulative of, and in addition to, any and all rights, remedies, and recourses to which the Representatives and the Manager shall be entitled at law or in equity, and (ii) shall only be for the benefit of the Company, the Representatives, and the Manager, to the exclusion of all other purported third party beneficiaries.

                                ARTICLE IX

                           VOLUNTARY WITHDRAWAL

     9.1  Resignation by Member.

     Each of the Members acknowledges:

     (i) the unique nature of the business the Company will engage in and the expertise and skills each of the Members brings to the business and management of the Company;

     (ii)            the  commitment  of the Company to fully  perform  the
            terms  and  conditions  of  the  Drilling  Contracts  and   the
            Purchase Note; and

     (iii) the need for the Company to enter into the Purchase Note and to assure any lenders of the Company's commitment to the business of the Company.

In furtherance of those objectives, the Members agree that no Member will have the right to, and each Member agrees that it will not, resign or withdraw from the Company prior to the expiration of the Base Term. In the event any Member, prior to the expiration of the Base Term, resigns from the Company, or otherwise takes any action having the effect of a withdrawal or termination of its participation as a Member of the Company (a "Wrongful Withdrawal"), such withdrawal shall be null and void and such Member shall remain fully liable as a Member hereunder. In the event the Company is required by law to recognize a Wrongful Withdrawal, the withdrawing Member will:

     (w) pay to the Company the withdrawing Member's Sharing Ratio of the Company's then known, outstanding and due obligations and liabilities, including amounts then due and owing under the Purchase Note, at the time of such Wrongful Withdrawal;

     (x) as they thereafter become known, pay to the Company its Sharing Ratio of the Company's liabilities that arose, or resulted from activities of the Company, prior to the Wrongful Withdrawal;

     (y) forfeit its Membership Interest in the Company to the other Members on a pro-rata basis based on their respective Sharing Ratios; and

     (z) be liable for all damages attributable to the withdrawing Member's breach of this Agreement.

Pursuant to Section 18-603 of the Act, the Members agree that no Member may resign from the Company prior to the expiration of the Base Term, and thereafter any Member may resign from the Company in accordance with this Agreement.

     9.2 Wrongful Withdrawal. If a Wrongful Withdrawal occurs, then within a reasonable time after the expiration of the Base Term, there will be a winding up of the Company and a distribution of the assets in accordance with Section 11.2 of this Agreement, provided that, (i) the non-withdrawing Member will act as the liquidating trustee under Section 11.2, (ii) no adjustment will be made to the capital account of the Member who wrongfully withdrew, and (iii) the wrongfully withdrawing Member's Membership Interest in the Company to be forfeited to the other Members will be valued to the non-withdrawing Member at the amount of such withdrawing Member's contributions to the Company pursuant to Sections 5.1 and 5.2 hereof.

                                 ARTICLE X

                          [INTENTIONALLY DELETED]

                                ARTICLE XI

                  DISSOLUTION; RECONSTITUTION; WINDING UP

     11.1 Events Deemed to Cause Dissolution. Unless the business of the Company is continued either by the consent of all remaining Members within 90 days following the occurrence of any such event or pursuant to a right to continue provided under this Agreement, the Company shall be dissolved upon the first to occur of the following:

          (a)  The expiration of the term provided in Section 3.4;

          (b) The resignation of a Member upon 365 days prior written notice given after the expiration of the Base Term, provided however, the Company shall not be dissolved if the Non-Resigning Member exercises its rights under Section 4.8;

          (c)  the Bankruptcy of a Member;

          (d) The sale of all or substantially all of the assets of the Company;

          (e)  The unanimous vote of the Members to dissolve the Company;

          (f) Unless the Members otherwise agree in writing, the failure of one or more of the events set out in Section 15.1 to occur on or before April 30, 1997;

          (g)  By  order  of a court of competent jurisdiction pursuant  to
               Section 18-802 of the Act, at such time as specified in such order; or

          (h) Upon the dissolution of either Member or any other event that terminates the membership of a Member in the Company.

     or otherwise as provided in Section 9.1 with respect to a Wrongful Withdrawal. Subject to the provisions of Section 9.1 with respect to Wrongful Withdrawal, dissolution of the Company shall be effective on the day on which the event occurs giving rise to such dissolution, but the Company shall not terminate until the assets of the Company have been distributed as provided in Section 11.2.

     11.2 Distribution of Assets. If the Company is dissolved pursuant to this Article XI, an accounting of the Company assets, liabilities, and operations through the last day of the month in which the dissolution occurs shall be made by the Company's Independent Accountants, and the affairs of the Company shall be wound up and terminated. The Members Committee shall serve as the liquidating trustee. The liquidating trustee shall be responsible for winding up and terminating the affairs of the Company and shall determine all matters in connection therewith (including, without limitation, the arrangements to be made with creditors, whether and to what extent and under what terms of assets of the Company are to be sold or distributed in kind to the Members, and, after consultation with the Company's Independent Accountants, the amount or necessity of cash reserves to cover contingent liabilities) as the liquidating trustee deems advisable and proper; provided, however, that all decisions of the liquidating trustee shall be made in accordance with the fiduciary duty owed by the liquidating trustee to the Company and to each of the Members.

     All assets remaining after the payment (or provision for payment) of Company obligations to third parties shall be distributed to the Members
(i) first, in such amounts and proportions as may be necessary to effect and carry out the provisions of Sections 5.5(b)(iv), 14.1 and 14.12, (ii) second, in such amounts and proportions as may be necessary to cause the ratios of the Members' respective capital accounts to be equal to the Members' respective Sharing Ratios, and (iii) third, in the proportion of the Members' respective Sharing Ratios then in effect.

     The distribution (if any) to the Members of an interest in the Company assets may be subject to such liens, encumbrances, and restrictions, and to such leases, contracts, and agreements as in effect on the date of such distribution.

     11.3 Termination. After all of the assets of the Company have been distributed, the Company shall terminate, and the Members shall (i) cause a certificate of cancellation to be filed with the Delaware Secretary of State, and (ii) file appropriate documentation reflecting such termination in all other jurisdictions in which the Company may be qualified to do business.

                                ARTICLE XII

                          [INTENTIONALLY DELETED]

                               ARTICLE XIII

                                 INSURANCE

     13.1  Insurance  Coverage.   The Company  shall  carry  the  following
insurance or such other insurance as the Members Committee may deem appropriate (to the extent in each case that same is obtainable on reasonably commercial terms) for the protection of the Company and the
Members:

          (a) Insurance which shall comply with all applicable worker's compensation and occupational disease laws and which shall cover all employees of the Company engaged in operations under this Agreement; if applicable, such insurance shall include coverage for claims under the United States Longshoremen's and Harbor Worker's Act;

          (b) Employer's liability insurance with a limit of not less than $500,000 per occurrence , including maritime employer's liability coverage with respect to the Jones Act, and general maritime liability (if not covered by the protection & indemnity coverage referred to in Section 13.1(f) below);

          (c) Comprehensive general liability insurance with a combined single limit of not less than $1,000,000 per occurrence;

          (d) Automobile liability insurance with a combined single limit of not less than $1,000,000 per occurrence;

          (e) Marine "all risk" hull and machinery insurance (including war risks, confiscation, nationalization and deprivation coverage for operations outside the United States of America) to the full value of the Drillship;

          (f) Marine protection and indemnity insurance, or equivalent coverage, including war risk protection and indemnity insurance for operations outside the United States of America, to the full value of the Drillship;

          (g) Excess liability insurance (over the insurances set forth in subparagraphs (b), (c), (d) and (f) above) with limits of not less than $50,000,000 per occurrence;

          (h) Contingent Operators Extra Expense Energy Exploration and Development (well control and blowout) insurance including costs to regain control of a well including underground blowout; costs to restore or redrill a well as a result of a blowout, crater, or fire; costs to remove, clean up, or contain pollution and contaminating substances emanating from a well; legal liability costs for bodily injury and/or loss of life, damage to, or loss to use of property caused by contaminating substances from a well; with limits of not less than $50,000,000; and

          (i) Such other insurance as the Members Committee may deem necessary, appropriate, or advisable in furtherance of the purposes of the Company.

     13.2 Certain Requirements. All insurance shall be placed through underwriters and/or insurance companies which are financially sound and responsible, and licensed to do business in all jurisdictions where such licensing is required. Each policy of insurance [except that policy referred to in Section 13.1(a)] shall, to the extent that the Members Committee deems same practicable, either on its face or by appropriate endorsement, (i) name the Company as a named insured and each Member as an additional named assured, (ii) provide for reasonable deductibles acceptable to the Members Committee, (iii) provide that it shall not be cancelled or amended or its coverage reduced except upon thirty days prior notice to the Company (seven (7) days in the case of war risk coverages), and (iv) contain waiver of subrogation provisions pursuant to which each underwriter and/or insurer waives all express and implies rights of subrogation against the Company and each Member.

     13.3 The types, limits and terms of insurance coverages set out in this Article may be modified as deemed appropriate by the Members Committee.

                                ARTICLE XIV

                               MISCELLANEOUS

     14.1  Offset.   In  the event that any sum is payable  to  any  Member
pursuant to this Agreement, any amounts owed by said Member to the Company shall be deducted from said sum before payment to said Member.

     14.2 Choice of Law; Submission to Jurisdiction. This Agreement shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts-of-law rule or principle that might refer to the construction or interpretation of this Agreement to the laws of another state. Each Member hereby submits to the jurisdiction of the state and federal courts in the State of Delaware and to venue in Wilmington, New Castle County, Delaware.

     14.3 Notices. All notices or requests or consents provided for or permitted to be given pursuant to this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person to such party. Notices given or served pursuant hereto shall be effective upon receipt by the Person to be notified. All notices to be sent to the Members shall be sent to or made at the addresses given under the respective parties' signatures below, or such other addresses as such parties may stipulate to the other parties in the manner provided in this
Section 14.3.

     14.4   Entire  Agreement.   This  Agreement  constitutes  the   entire
agreement of the Members relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written.

     14.5 Effect of Waiver or Consent. No waiver or consent, express or implied, by any Member to or of any breach or default by any Person in the performance by such Person of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such Person of the same or any other obligations of such Person hereunder. Failure on the part of a Member to complain of any act of any Person or to declare any Person in default, irrespective of how long such failure continues, shall not constitute a waiver by such Member of its rights hereunder until the applicable statute of limitation period has run.

     14.6 Amendment or Modification. This Agreement may be amended or modified from time to time only by the unanimous vote of all the Members. Each such instrument shall be reduced to writing and shall be designated on its face an "Amendment" or an "Addendum" to this Agreement.

     14.7 Binding Effect; Joinder of Additional Parties. Subject to the restrictions on Dispositions set forth herein, this Agreement shall be binding upon and shall inure to the benefit of the Members and their respective successors and assigns.

     14.8 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

     14.9 Severability. It is the express intention of the Members that, except to the extent a provision of this Agreement expressly incorporates federal income tax rules by reference to the Code or is expressly prohibited or ineffective under the Act, this Agreement shall govern the relations among the Members in their capacities as such. If any provision of this Agreement or the application thereof to any Member or circumstance shall be held invalid or unenforceable to any extent, (a) such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition and shall be enforced to the extent permitted by law; (b) such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision as applied (i) to any other Member or circumstance or (ii) in any other jurisdiction; and (c) such unenforceability or prohibition shall not affect or invalidate any other provision of this Agreement. To the extent any provision of this Agreement is prohibited or ineffective under the Act, this Agreement shall be considered amended to the least degree possible in order to make this Agreement effective under the Act. In the event the Act is subsequently amended or interpreted in such a way as to make valid any provision of this Agreement that was formerly invalid, such provision shall be considered to be valid from the effective date of such interpretation or amendment. To the extent any provision of this Agreement is held invalid or unenforceable, the Members shall negotiate, in good faith, concerning an amendment to the Agreement that will achieve, to the extent possible consistent with applicable law, the intended effect of the invalid or unenforceable provision.

     14.10 Headings. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

     14.11 Gender; Articles and Sections. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural. All references to article and section numbers refer to articles and sections of this Agreement.

     14.12 Indemnity. Each Member hereby agrees to defend, indemnify, and hold harmless the Company and the other Members from and against any and all losses, costs (including, without limitation, the costs of litigation and attorneys' fees), claims, causes of action, damages, and liabilities that are attributable to the breach by the indemnifying Member of any of the provisions of this Agreement (including, without limitation, the provisions of Section 9.1 hereof); provided however, the indemnity provided in this Section 14.12 shall be only for the benefit of the Company and other Members, to the exclusion of all other purported third party beneficiaries.

     14.13 Further Assurances. In connection with this Agreement, as well as all transactions contemplated by this Agreement, each signatory party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effect, carry out, and perform all of the terms, provisions, and conditions of this Agreement and all such transactions.

     14.14 Independent Conduct. The Representatives and the Manager shall not be required to manage the Company as their sole and exclusive function and such Manager and Representatives and Affiliates of any Member may have other business interests and may engage in other investments or activities in addition to those relating to the Company, irrespective of whether some may be in competition with the business and activities of the Company. Neither the Company nor any Member shall have any right, by virtue of this Agreement, to share or participate in such other business interests, investments or activities of a Manager or a Representative or an Affiliate of a Member, or to the income or proceeds derived therefrom. No Manager or Representative shall incur liability to the Company or to any Member solely by reason of engaging in any such other business, investment or activity. Nothing in this Agreement shall affect any obligations and liabilities of a Member Representative to the Member that selected such Member Representative.

     14.15 Deemed Assent. The failure of a Representative to respond, within the response period set forth in the request in question (which response period shall not be less than seven (7) business days nor more than twenty (20) business days for from the date on which the Representative in question is deemed to have received such request pursuant to Section 14.3) either in the affirmative or in the negative, to any request it receives from another Representative relating to a proposed act in respect of which such Representative is entitled to vote pursuant to this Agreement, shall conclusively be deemed for all purposes to be a vote by such Representative in favor of any act set forth in such request.

     14.16 Signing Members; Certificate of Authority. The Members Committee shall designate from time to time one or more of the Members to execute (when requested to do so by the Manager) documents on behalf of the Company. Each Member agrees to execute (and acknowledge, if requested) and deliver such documents and instruments as the Members Committee may request to evidence and confirm to third parties the power, authority, and right of the Members Committee, the Manager, and the Members designated pursuant to the immediately preceding sentence to act on behalf of and bind the Company (but only to the extent, in each case, that the action in question is one that the Members Committee or Manager or Member in question is entitled to take pursuant to, and not in violation of, this Agreement).

     14.17 Withholding or Granting of Consent. Each Member and the Members Committee may, with respect to any consent or approval that it is entitled to grant pursuant to this Agreement, grant or withhold such consent or approval in its sole and uncontrolled discretion, with or without cause, and subject to such conditions as it shall deem appropriate.

     14.18 Waiver of Certain Rights. Each Member irrevocably waives the right it might have to maintain any action for partition of the property of the Company.

     14.19 U.S. Currency. All sums and amounts payable or to be payable pursuant to the provisions of this Agreement shall be payable in coin or currency of the United States of America that, at the time of payment, is legal tender for the payment of public and private debts in the United States of America.

     14.20 Dispute Resolution. In the event the Members Committee cannot reach a decision as to any matter concerning the business of the Company and remains unable to do so with respect to any such matter for a period of not less than 30 days, it shall refer such matter to the Designated Representative of each of the Members for resolution.

     14.21 Proprietary Information. Each of the Members acknowledges and agrees that, to the extent in the performance of this Agreement and the conduct of the business and operations of the Company, it receives Proprietary Information from the other Member, it will exert reasonable efforts to hold such Proprietary Information confidential and not disclose the same to any third party without the prior written consent of the other Member hereto. Neither Member shall by virtue of this Agreement acquire any right, title or interest in the Proprietary Information belonging to the other Member.

     14.22 Publicity. Except as otherwise required by applicable federal or state securities laws, regulations or rules or the rules of any national stock exchange, neither of the Members will issue any press release or other form of publicity without the prior written consent of the other Member, such consent not to be unreasonably withheld.

                                ARTICLE XV

                                DISSOLUTION

     15.1 Dissolution. Unless the Members otherwise agree in writing, and as provided in Section 11.1(f), the Company shall be dissolved if on or before April 30, 1997 all of the following events have not occurred:

     a. The execution and delivery of this Agreement have been ratified by the board of directors of Conoco, and Conoco shall have notified Reading & Bates in writing of such ratification;

     b. The execution and delivery of this Agreement have been ratified by the board of directors of Reading & Bates, and Reading & Bates shall have notified Conoco in writing of such ratification;

     c. The execution and delivery of an assignment of all rights, title and interests of Deepwater Drilling L.L.C. in and to the Shipbuilding Contract (together with the related Unit Rate Letter Agreement dated February 7, 1997 between the Builder and
          Deepwater Drilling L.L.C. and the Commission Agreement of the same date between Samsung Heavy Industries Co., Ltd. and Deepwater Drilling L.L.C.) to the Company; and

     d. Conoco Drilling Inc. and Reading & Bates Corporation shall have entered into the Drilling Contracts with the Company.

     15.2 Ancillary Agreements.    Upon the last to occur of the events set
out in Sections 15.1.a, 15.1.b, 15.1.c and 15.1.d above, the Company shall enter into the following agreements:

     a. the Marine Services Agreement with Conoco Shipping Company, or one of its Affiliates, in substantially the form attached as Exhibit "G" to this Agreement; and

     b.   the  Drilling  Services Agreement with Reading &  Bates  Drilling
          Co.,  or  one  of  its  Affiliates, substantially  in   the  form
          attached as Exhibit "H" to this Agreement.

     EXECUTED on this 30th day of April, 1997.

                                       MEMBERS

                              CONOCO DEVELOPMENT II INC.

                         By:
                         Its:

                         600 North Dairy Ashford
                         Houston, Texas  77079

                              Attention:  President

                         Telecopy No.:  (713) 293-3700


                              RB DEEPWATER EXPLORATION II INC.

                         By:
                         Its:

                         901 Threadneedle, Suite 200
                         Houston, Texas  77079

                              Attention:  President

                         Telecopy No.: (713) 496-0285


STATE OF TEXAS

COUNTY OF HARRIS

     BEFORE  me,                  , a Notary Public, on this day personally
appeared                               ,                              ,  of
Conoco Development II Inc., a corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed.

     Given under my hand and seal of office this       day  of            ,
1997 in                       .


My commission expires:
                              Notary Public



STATE OF TEXAS

COUNTY OF HARRIS

     BEFORE  me,                  , a Notary Public, on this day personally
appeared                               ,                              ,  of
RB Deepwater Exploration II Inc., a corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed.

     Given under my hand and seal of office this       day  of            ,
1997 in                       .

My commission expires:
                              Notary Public


                  EXHIBIT "A" - DESCRIPTION OF DRILLSHIP


                 EXHIBIT "B" - INDEMNIFICATION AGREEMENTS


                         INDEMNIFICATION AGREEMENT


          THIS INDEMNIFICATION AGREEMENT (the "Agreement") dated as of April 30, 1997, is made by CONOCO INC., a Delaware corporation ("Conoco") in favor of RB DEEPWATER EXPLORATION II INC., a Nevada corporation ("RB").

          WHEREAS, RB and Conoco Development II Inc., a Delaware corporation ("CDC") have entered into a Limited Liability Company Agreement (the "LLC Agreement") dated of even date with respect to the formation of Deepwater Drilling II L.L.C. (the "Company") herewith;

          WHEREAS, RB has requested Conoco execute and deliver this Indemnification Agreement as partial consideration for RB's entering into the LLC Agreement.

          NOW THEREFORE, in consideration of the premises and in order to induce RB to enter into the LLC Agreement, Conoco hereby agrees as follows:

          SECTION 1. Indemnification. Conoco hereby agrees to pay, protect, indemnify, hold harmless and defend RB from any failure of CDC to make any equity contribution to the Company, as and when required under Sections 5.1 and 5.2 of the LLC Agreement, and agrees that in the event of such failure, Conoco will promptly pay on behalf of CDC any such amounts due under Sections 5.1 or 5.2 of the LLC Agreement. No payment required to be made by Conoco under this Section 1 shall be subject to any right of set off, counterclaim, defense, abatement, suspension, deferment or reduction. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the LLC Agreement.

          SECTION 2. Representations and Warranties. Conoco represents and warrants to RB as follows:

          (a) Conoco (i) is a corporation duly organized, validly existing and in good standing under the law of its jurisdiction of incorporation and is in good standing in all jurisdictions in which failure to be or remain in good standing would have a material adverse effect upon its ability to perform its duties, obligations or liabilities hereunder and (ii) has all requisite corporate power to conduct its business and to execute and deliver and perform its obligations under this Indemnification Agreement.

          (b) The execution, delivery and performance by Conoco of this Indemnification Agreement has been duly authorized and approved by all necessary corporate action on the part of Conoco. This Indemnification Agreement constitutes the legal, valid and binding obligation of Conoco and is enforceable against Conoco in accordance with its terms, except insofar as enforceability may be limited by applicable debtor relief laws or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) No order, consent, approval, license, permit, franchise, waiver, exemption, authorization of or validation of, or filing, recording or registration with (except those that have been heretofore obtained or made and of which RB has heretofore been given written notice) or exemption by, any person or tribunal is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect or enforceability of this Indemnification Agreement.

          (d) No bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding with respect to Conoco or any of its subsidiaries has been commenced in any jurisdiction.

          (e) There are no actions, suits or proceedings pending or to Conoco's knowledge, threatened against or affecting Conoco or any of its subsidiaries before any court or arbitrator which is reasonably likely to have a material adverse effect on the financial condition, business or operations of Conoco and its subsidiaries, taken as a whole, or would impair the validity or enforceability of this Agreement.

          SECTION 3. Amendments, Etc. No amendment or waiver of any provision of this Indemnification Agreement nor consent to any departure by Conoco therefrom shall in any event be effective unless the same shall be in writing and signed by RB, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 4. Notices, Etc. All notices and other communications provided for herein shall be given or made in writing and addressed, if to Conoco, at its address set forth under its signature below, or if to RB, at its address set forth under its signature below, such notice or notices to be effective only upon receipt by the party to which such notice is addressed.

          SECTION 5. No Waiver; Remedies. No failure on the part of RB to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No course of dealing between Conoco and RB shall operate as a waiver of any right of RB. The remedies herein provided are cumulative and not exclusive of any remedies provided by law, admiralty, equity or otherwise.

          SECTION 6. Separability. Should any clause, sentence, paragraph, sub-section or Section of this Indemnification Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Indemnification Agreement, and Conoco agrees that the part or parts of the Indemnification Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

          SECTION 7. Captions. The captions in this Indemnification Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Indemnification Agreement.

          SECTION 8. Successors and Assigns; Assignment. This Indemnification Agreement shall (a) remain in full force and effect until CDC has met its obligations under Sections 5.1 and 5.2 of the LLC Agreement; (b) be binding upon Conoco, its successors and assigns; provided that Conoco's rights and obligations hereunder may not be assigned without the prior written consent of RB; and (c) inure to the benefit of and be enforceable only by RB and its successors and assigns.

          SECTION 9. Limitation by Law. All rights, remedies and powers provided in this Indemnification Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Indemnification Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render the Indemnification Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          SECTION 10. Survival of Covenants, Representations and Warranties. All covenants, representations and warranties contained in this Indemnification Agreement shall survive the execution and delivery of this Indemnification Agreement and shall continue until CDC has met all of its obligations under Sections 5.1 and 5.2 of the LLC Agreement. Any investigation by RB shall not diminish in any respect whatsoever its right to rely on such covenants, representations and warranties.

          SECTION 11. Fees and Expenses. Conoco shall pay all costs, fees and expenses (including, but not limited to, reasonable attorneys' fees and disbursements) incurred by RB in collecting or enforcing Conoco's obligations or RB's rights or remedies under this Indemnification Agreement.

          SECTION 12. Governing Law. This Indemnification Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to principles of conflict of laws.

          SECTION 13. Final Agreement. This Indemnification Agreement represents the final agreement between RB and Conoco with respect to the subject matter hereof. Each of Conoco and RB hereby represents and warrants that it is not relying on any statement, representation, warranty, covenant or agreement of any kind except for those set forth in this Indemnification Agreement.

          IN WITNESS WHEREOF, Conoco has caused this Indemnification Agreement to be duly executed by its officer thereunto duly authorized, as of the date first above written.

                              CONOCO INC.


                              By:
                              Name:
                              Title:

                              600 North Dairy Ashford
                              Houston, Texas  77079
                              Attention:
                              Telecopier No. (281)

ACCEPTED THIS 30TH DAY
OF APRIL 1997.

RB DEEPWATER EXPLORATION II INC.


By:
Name:
Title:

901 Threadneedle, Suite 200
Houston, Texas  77079
Attention:  Chief Financial Officer
Telecopier No. (281) 496-0285

                         INDEMNIFICATION AGREEMENT

          THIS INDEMNIFICATION AGREEMENT (the "Agreement") dated as of April 30, 1997, is made by READING & BATES CORPORATION, a Delaware corporation ("RB") in favor of CONOCO DEVELOPMENT II INC., a Delaware corporation ("Conoco").

          WHEREAS, Conoco and RB Deepwater Exploration II Inc., a Nevada corporation ("Reading & Bates") have entered into a Limited Liability Company Agreement (the "LLC Agreement") dated of even date herewith with respect to the formation of Deepwater Drilling II L.L.C. (the "Company");

          WHEREAS, Conoco has requested RB execute and deliver this Indemnification Agreement as partial consideration for Conoco's entering into the LLC Agreement.

          NOW THEREFORE, in consideration of the premises and in order to induce Conoco to enter into the LLC Agreement, RB hereby agrees as follows:

          SECTION 1. Indemnification. RB hereby agrees to pay, protect, indemnify, hold harmless and defend Conoco from any failure of Reading & Bates to make any equity contribution to the Company, as and when required under Sections 5.1 and 5.2 of the LLC Agreement, and agrees that in the event of such failure, RB will promptly pay on behalf of Reading & Bates any such amounts due under Sections 5.1 or 5.2 of the LLC Agreement. No payment required to be made by RB under this Section 1 shall be subject to any right of set off, counterclaim, defense, abatement, suspension, deferment or reduction. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the LLC Agreement.

          SECTION 2. Representations and Warranties. RB represents and warrants to Conoco as follows:

          (a) RB (i) is a corporation duly organized, validly existing and in good standing under the law of its jurisdiction of incorporation and is in good standing in all jurisdictions in which failure to be or remain in good standing would have a material adverse effect upon its ability to perform its duties, obligations or liabilities hereunder and (ii) has all requisite corporate power to conduct its business and to execute and deliver and perform its obligations under this Indemnification Agreement.

          (b) The execution, delivery and performance by RB of this Indemnification Agreement has been duly authorized and approved by all necessary corporate action on the part of RB. This Indemnification Agreement constitutes the legal, valid and binding obligation of RB and is enforceable against RB in accordance with its terms, except insofar as enforceability may be limited by applicable debtor relief laws or subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) No order, consent, approval, license, permit, franchise, waiver, exemption, authorization of or validation of, or filing, recording or registration with (except those that have been heretofore obtained or made and of which Conoco has heretofore been given written notice) or exemption by, any person or tribunal is required to authorize, or is required in connection with, the execution, delivery, performance, legality, validity, binding effect or enforceability of this Indemnification Agreement.

          (d) No bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding with respect to RB or any of its subsidiaries has been commenced in any jurisdiction.

          (e) There are no actions, suits or proceedings pending or to RB's knowledge, threatened against or affecting RB or any of its subsidiaries before any court or arbitrator which is reasonably likely to have a material adverse effect on the financial condition, business or operations of RB and its subsidiaries, taken as a whole, or would impair the validity or enforceability of this Agreement.

          SECTION 3. Amendments, Etc. No amendment or waiver of any provision of this Indemnification Agreement nor consent to any departure by RB therefrom shall in any event be effective unless the same shall be in writing and signed by Conoco, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 4. Notices, Etc. All notices and other communications provided for herein shall be given or made in writing and addressed, if to RB, at its address set forth under its signature below, or if to Conoco, at its address set forth under its signature below, such notice or notices to be effective only upon receipt by the party to which such notice is addressed.

          SECTION 5. No Waiver; Remedies. No failure on the part of Conoco to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No course of dealing between RB and Conoco shall operate as a waiver of any right of Conoco. The remedies herein provided are cumulative and not exclusive of any remedies provided by law, admiralty, equity or otherwise.

          SECTION 6. Separability. Should any clause, sentence, paragraph, sub-section or Section of this Indemnification Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Indemnification Agreement, and RB agrees that the part or parts of the Indemnification Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

          SECTION 7. Captions. The captions in this Indemnification Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Indemnification Agreement.

          SECTION 8. Successors and Assigns; Assignment. This Indemnification Agreement shall (a) remain in full force and effect until Reading & Bates has met its obligations under Sections 5.1 and 5.2 of the LLC Agreement; (b) be binding upon RB, its successors and assigns; provided that RB's rights and obligations hereunder may not be assigned without the prior written consent of Conoco; and (c) inure to the benefit of and be enforceable only by Conoco and its successors and assigns.

          SECTION 9. Limitation by Law. All rights, remedies and powers provided in this Indemnification Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Indemnification Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render the Indemnification Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          SECTION 10. Survival of Covenants, Representations and Warranties. All covenants, representations and warranties contained in this Indemnification Agreement shall survive the execution and delivery of this Indemnification Agreement and shall continue until Reading & Bates has met all of its obligations under Sections 5.1 and 5.2 of the LLC Agreement. Any investigation by Conoco shall not diminish in any respect whatsoever its right to rely on such covenants, representations and warranties.

          SECTION 11. Fees and Expenses. RB shall pay all costs, fees and expenses (including, but not limited to, reasonable attorneys' fees and disbursements) incurred by Conoco in collecting or enforcing RB's obligations  or  Conoco's  rights or remedies  under  this  Indemnification
Agreement.

          SECTION 11. Governing Law. This Indemnification Agreement shall be governed by and construed in accordance with the laws of the state of Delaware, without regard to principles of conflict of laws.

          SECTION 12. Final Agreement. This Indemnification Agreement represents the final agreement between Conoco and RB with respect to the subject matter hereof. Each of RB and Conoco hereby represents and warrants that it is not relying on any statement, representation, warranty, covenant or agreement of any kind except for those set forth in this Indemnification Agreement.

          IN WITNESS WHEREOF, RB has caused this Indemnification Agreement to be duly executed by its officer thereunto duly authorized, as of the date first above written.

                              READING & BATES CORPORATION

                              By:
                              Name:
                              Title:

                              901 Threadneedle, Suite 200
                              Houston, Texas  77079
                              Attention:  Chief Financial Officer
                              Telecopier No. (281) 496-0285



ACCEPTED THIS 30TH DAY
OF APRIL 1997.
CONOCO DEVELOPMENT II INC.

By:
Name:
Title:

600 North Dairy Ashford
Houston, Texas  77079
Attention: President
Telecopier No. (281)


                       EXHIBIT "C" - SHARING RATIOS

            Conoco Development II Inc.              0.40 (40%)
               RB Deepwater Exploration II Inc.   0.60 (60%)


                  EXHIBIT "D" - CERTIFICATE OF FORMATION

                         CERTIFICATE OF FORMATION

                                    OF

                       DEEPWATER DRILLING II L.L.C.

The Certificate of Formation of Deepwater Drilling II L.L.C. (the "Company") is being executed by the undersigned for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act.

(a)  The name of the Company is Deepwater Drilling II L.L.C.

(b)  The  address  of the registered office of the Company in  Delaware  is
     1209   Orange  Street,  Wilmington,  Delaware  19801.   The  Company's
     registered agent at that address is The Corporation Trust Company.

(c) Any rights of indemnification or guaranties provided for or referred to in the Company's Limited Liability Company Agreement shall only be for the benefit of the Company, the Members, the Members' Representatives or the Manager, as applicable, to the exclusion of all other purported third party beneficiaries.

IN WITNESS WHEREOF, the undersigned, each an authorized person of the Company, have caused this Certificate of Formation to be duly executed as
of the        day of                   , 1997.

RB DEEPWATER EXPLORATION II INC.,       CONOCO DEVELOPMENT II INC.,
  An Authorized Person                    An Authorized Person


By:                                By:
Name:                              Name:
Title:                             Title:



               EXHIBIT "E" - FORM OF DEMAND PROMISSORY NOTE

                          DEMAND PROMISSORY NOTE

$                                                         [Houston, Texas]
                                                       [            , 1997]


     This  Demand  Promissory Note is given the day and  year  first  above
written          and          made         and         executed          by
("Maker"),  a              corporation.  Capitalized terms used herein  and
not defined herein will have the respective meanings assigned thereto in the Limited Liability Company Agreement dated April 30, 1997 between Conoco Development II Inc. and RB Deepwater Exploration II Inc. (the "Agreement").

     For value received, Maker hereby promises to pay to the order of Deepwater Drilling II L.L.C. ("Payee"), on the earlier of (i) demand, as set out in the Agreement, or (ii) February 28, 1999, or (iii) one business day prior to delivery of the Drillship (in each case the "Maturity"), the
principal  amount of                  Dollars ($            ).   Payee  may
make demand for the entire principal amount or for any part thereof, and if only a part thereof is demanded, Payee shall be entitled to make subsequent demand(s) for the balance, or any portion thereof prior to Maturity, with the remaining balance, if any, due on Maturity. All amounts due hereunder will paid to Payee in New York, New York, at such bank as Payee may designate by written notice to Maker, as provided in the Agreement.

     No interest shall accrue under this Demand Promissory Note unless or until the earlier of demand or Maturity, and if a demand is made only with respect to a portion of the principal amount, interest shall accrue only with respect to that portion not paid on demand. Any interest accruing under this Demand Promissory Note shall accrue at the lesser of (i) the interest rate publicly quoted by Texas Commerce Bank, N.A., Houston, Texas, as its prime commercial rate, plus five percent (5%), or (ii) the maximum non-usurious interest rate permitted by applicable law. Such interest will accrue only if payment of the principal amount hereunder, or in the event of a demand for a portion thereof, such portion, is not paid forthwith by Maker, and such interest will continue to accrue thereafter until such time as the unpaid amount has been paid.

     This Demand Promissory Note is delivered in accordance with the terms and the conditions of the Agreement.

     THIS DEMAND PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                                          Maker

                                   By:
Name:
                                   Its:



                                EXHIBIT "F"


     PROMISSORY NOTE

$                                                  Houston, Texas
                                                           April     , 1997


     This Promissory Note is given the day and year first above written and made and executed by Deepwater Drilling II L.L.C. ("Maker"), a Delaware limited liability company. Capitalized terms used herein and not defined herein will have the respective meanings assigned thereto in the Limited Liability Company Agreement dated April 30, 1997 between Conoco Development II Inc. and RB Deepwater Exploration II Inc. ("Agreement").

     For value received, Maker hereby promises to pay to the order of [Insert name of Payee]("Payee"), on the earlier of (i) the date the Maker receives construction financing proceeds with respect to the Drillship,
(ii) the date the Maker receives the applicable refund of prior installment(s) from the Builder following termination of the Shipbuilding Contract for the Drillship, or (iii) October 15, 1997 (in each case the
"Maturity"), the principal amount of                                Dollars
($               ).   All amounts due hereunder will paid to Payee  in  New
York, New York, at such bank as Payee may designate by written notice to Maker.

     No interest shall accrue under this Promissory Note unless or until Maturity. After Maturity, interest on the amount or amounts outstanding shall accrue at the lesser of (x) the interest rate publicly quoted by Texas Commerce Bank, N.A., Houston, Texas, as its prime commercial rate, plus five percent (5%), or (y) the maximum non-usurious interest rate permitted by applicable law, until such time as the unpaid amount, and accrued interest thereon, has been paid.

     This Promissory Note is delivered in accordance with the terms and the conditions of the Agreement.


     THIS DEMAND PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                         DEEPWATER DRILLING II L.L.C.
                                                            Maker


                         By:
                         Name:
                         Its:



                                EXHIBIT "G"

                         MARINE SERVICES AGREEMENT

          This Agreement is made as of April 30, 1997, by and between DEEPWATER DRILLING II L.L.C., a limited liability company under the laws of the state of Delaware and having an office in Houston, Texas, hereinafter called "the Company", and CONOCO SHIPPING COMPANY, a corporation incorporated under the laws of Liberia with a registered office at 80 Broad Street, Monrovia, Liberia, hereinafter called "Contractor".

WITNESSETH

     WHEREAS, the Company desires to provide offshore drilling services to the oil and gas industry utilizing the dynamically positioned drillship under construction by Samsung Heavy Industries Co., Ltd. and Samsung Corporation at Koje Island, Korea, Builder's Hull No. 1231, hereinafter called "the Drilling Unit", to be delivered to the Company upon completion of such construction;

     WHEREAS, the Company intends to enter into drilling contracts with Conoco Drilling Inc. ("Conoco") and Reading & Bates Corporation ("Reading & Bates") having a term of two and one-half (2-1/2) years, or an aggregate of five (5) years, plus options as further set out therein, hereinafter called the "Drilling Contracts", to provide drilling services utilizing the Drilling Unit upon completion of construction and mobilization of the Drilling Unit to a U.S. Gulf of Mexico port;

     WHEREAS, the group of companies of which Contractor is a member has been engaged in operating tankers and other vessels for many years and has acquired a qualified and experienced operational, marketing, technical and administrative staff with the knowledge, skill and experience to assist the Company in the marine aspects of the construction and operations of the Drilling Unit;

     WHEREAS, the Company desires to avail itself of certain operational, marketing, technical and administrative staff of Contractor and has requested Contractor to provide certain services and personnel to the Company; and

     WHEREAS, Contractor has agreed to provide such services and personnel to the Company in accordance with the following terms and conditions.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

     1.   Services to be Provided by Contractor

          Pursuant to the terms of this Agreement Contractor agrees to provide the following services as requested from time to time by the Company.

          A. Engineering and related technical services in the mechanical, electrical, structural and marine engineering disciplines, pertaining to the construction, installation, testing, commissioning and operation of the marine systems applicable to the Drilling Unit.

          B. Assistance to the Company for the procurement and delivery of necessary equipment, spare parts and supplies applicable to the marine system of the Drilling Unit in a timely manner.

          C. Policies, procedures and systems for project management, management information, safety, preventive maintenance and inventory control applicable to the marine systems of the Drilling Unit.

          D. Assistance in the recruitment of qualified and experienced marine personnel for the Drilling Unit by the Company and for the training of marine personnel to be assigned to the Drilling Unit.

          E. Project management, inspection and related technical assistance services applicable to the marine systems of the Drilling Unit prior to delivery of the Drilling Unit from the shipyard.

          If Contractor is unable to provide the services requested for whatever reason, (i) Contractor shall promptly advise Company of same in writing, (ii) Contractor will owe no further obligation to Company with respect to Contractor providing the requested services, and (iii) Contractor agrees that it will at the Company's request provide assistance to the Company in identifying and procuring direct for the Company's account other contractors who may be able to provide such services.

          All services provided by Contractor under this Agreement shall be in conformance with good and accepted marine practice and standard operating procedures and practices of the industry.

     2.   Personnel

          Contractor agrees to provide, or cause to be provided, to the Company all marine and support personnel in the categories set out in Exhibit A to this Agreement, as may be reasonably requested by the Company from time to time, to assist the Company in connection with the construction, installation, testing and commissioning and operation of the marine system of the Drilling Unit, and in order for the Company to meet the requirements of any drilling contract for the Drilling Unit. With respect to the Drilling Contracts, Contractor agrees to provide at the request of the Company the marine personnel set out in Appendix B of the Drilling Contracts.

          If Contractor is unable to provide the personnel requested for whatever reason, (i) Contractor shall promptly advise Company of same in writing, (ii) Contractor will owe no further obligation to Company with respect to Contractor providing such personnel, and (iii) Contractor agrees that it will at the Company's request provide assistance to the Company in identifying and procuring direct for the Company's account other contractors who may be able to provide such personnel.

     3.   Other Services

          Contractor further agrees to provide, or assist the Company in procuring for its own account, administrative, financial, technical, marketing and other support services as the Company may request in connection with the Company's business and as Contractor may be able to reasonably provide.

     4.   Remuneration

          A. In consideration of the services being provided hereunder, the Company agrees to pay Contractor, on a monthly basis in arrears, a sum not to exceed U.S. $1,000 per day commencing on the Commencement Date of the Drilling Contract under which the Drilling Unit first commences operation and continuing for the duration of the Drilling Contracts, such rate to be based initially on the level of services Company has requested and Contractor is providing, and such rate to be adjusted quarterly based on changes in the Consumer Price Index, as published in the Survey of Current Business Bulletin by the U.S. Department of Labor, commencing with the index for the month of March, 1999. The parties agree to negotiate, in good faith, adjustments in such rate from time to time, based on the level of marine services Contractor provides to Company and the level of marine services provided to Contractor by third parties.

          B.   The Company agrees to reimburse Contractor for:

               (1) Any and all payroll and payroll burden costs incurred by Contractor in providing personnel to the Company pursuant to Section 2 of this Agreement from and after April 25, 1997, such payroll and payroll burden costs to be in conformance with Contractor's normal accounting practices and employee benefits in effect from time to time;

               (2) Any and all third party costs incurred by Contractor in the procurement of equipment, materials, supplies, spare parts or personnel requested by the Company, including all relevant transportation, travel and insurance costs.

          C. As additional consideration for the services provided hereunder, the Company agrees to pay, on a monthly basis in arrears, to Contractor an amount equal to one percent (1%) of the monthly revenues accruing to Company under the Drilling Contracts excluding, however, amounts for which Company is entitled to cost reimbursement under the terms of the Drilling Contracts.

     5.   Payment

          A. The Company shall pay all amounts due to Contractor under this Agreement by wire transfer, in freely available funds,
               to a bank to be designated by Contractor in                ,
               for credit to Contractor's account.

          B. All such amounts shall be paid within twenty days following receipt by the Company of monthly invoices supported by reasonable documentation. All amounts not paid when due shall earn interest until paid at the rate of 50 basis points over the 3 month LIBOR in effect, from time to time, as published in the "Wall Street Journal".

     6.   Confidential Information

          Any proprietary or confidential information, documents, manuals, systems, designs, drawings or other like or unlike material or information made available to the Company by Contractor is for the use only by the Company for use with the services to be provided by Contractor pursuant to this Agreement and shall be so designated at the time of disclosure. Title to all such material and information shall at all times be in Contractor, and the Company shall not have any rights with respect to such material and information except the use provided by this Agreement. During the term of this Agreement and thereafter for five years after the expiration or earlier termination thereof or the date of disclosure of such information, whichever is earlier, the Company will not permit the use of any such information by a third party and will at all times keep it in the strictest confidence. Upon the expiration or earlier termination of this Agreement, the Company shall return to Contractor all such material received from Contractor or prepared by Contractor pursuant to this Agreement and shall neither retain any copy of such material nor thereafter use any such information. It is expressly agreed that the obligation of the Company under this section will continue and survive any expiration or earlier termination of this Agreement, provided that this section shall not apply to information which is:

          A.   Contained in a publication of general circulation;

          B. Disclosed in good faith by a third party not in privity with the party originally disclosing such information which has a bona fide right to disclose such information; or

          C. Information substantially acquired or developed for, or from, the operations or maintenance of the Drilling Unit;

     save that the Company shall be entitled, after reasonable prior notice to Contractor, to disclose any such confidential information, report or document:

          (a) in connection with any proceedings arising out of or in connection with this Agreement to the extent necessary to protect its interests;

          (b) to any prospective assignee of any interest in the Company subject to it obtaining an undertaking from such prospective assignee in the terms of this section;

          (c) if required to do so by an order of any court of competent jurisdiction;

          (d) in pursuance of any procedure for discovery of documents in any proceedings before any such court;

          (e) pursuant to any law or regulation having the force of law or any national stock exchange requirement;

          (f)  pursuant  to  a  requirement  of  any  authority  being   an
               authority with whose requirement, of the nature and to the extent in question, it is accustomed to comply; or

          (g) to the technical or legal advisers of the Company subject to it obtaining an undertaking from such advisers in the terms of this section;

     and the Company shall be entitled so to disclose or use any such information, report or document if the information contained therein shall have emanated in conditions free from confidentiality bona fide from some person other than Contractor or the agent of Contractor and such party would, but for the preceding provisions of this sub-section, be free so to disclose or use the same; provided that the Company shall use all reasonable endeavors to avoid disclosure to any third party in accordance with sub-sections (c) (d) (e) and (f) above.

     7.   Term

          A. This Agreement shall remain in effect until the expiration or earlier termination of the Drilling Contracts as same may be amended or extended from time to time, and shall be automatically renewed on an annual basis thereafter unless either party gives six months' prior written notice of its intention to terminate this Agreement or renegotiate its terms to the other party. If such notice is given, the parties agree to meet promptly and discuss in good faith such termination or renegotiation, as the case may be, and if mutual agreement is not reached regarding same, this Agreement may be terminated by either party, effective upon expiration of such six month period.

          B. In case of termination of this Agreement, Contractor shall be entitled to any payments with respect to services performed or costs or expenses incurred prior to such termination.

          C. If either party materially defaults in the fulfillment of any obligation under this Agreement without reasonable justification therefor, the other party will not have any further obligation to fulfil its obligations until such default has been cured. If such default continues for a period of more than 30 days, the non-defaulting party shall have the option to terminate this Agreement, without prejudice to any other rights it may have.

     8.   Taxes

          The remuneration payable under Sections 3.A and 3.B has been calculated on the basis that Contractor will be liable for all federal and state income and franchise taxes on the profits arising to it under this Agreement but no other taxes. Any and all such other taxes that may be imposed by any governmental authority shall be borne by the Company.

     9.   Assignment

          Neither party shall assign or transfer any of its right, title or interest in or to this Agreement (except to a successor to substantially all of such party's business or to a corporation owned by or under common ownership with such party which agrees to assume all obligations of such party, provided that the assigning party shall not thereby be released from its obligations hereunder) without the prior written consent of the other party, and any such attempt to assign or transfer without such consent shall have no effect.
     Contractor may subcontract for any services requested by Company hereunder, provided Company has approved any such subcontract, such approval not to be unreasonably withheld.

     10.  Notices

          Any notice or other communication for which this Agreement provides shall be in writing and will be delivered to the addressee thereof or sent to the address thereof by electronic facsimile communication or by registered or certified mail, return receipt requested, or by other method which will constitute adequate evidence of delivery, as follows:

               If to the Company:

                     Deepwater Drilling II L.L.C.
                     901 Threadneedle, Suite 200
                     Houston, Texas  77079

                     Attention:  Manager


               If to Contractor:

                     Conoco Shipping Company
                     % Conoco Inc.
                     600 N. Dairy Ashford
                     Houston, Texas  77079

                     Attention:  President

     or addressed at such other address as the addressee thereof may have designated for that purpose by written notice given as above provided. Any notice given in conformance with this clause will be considered as received for all purposes on the date of delivery.

     11.  Governing Law

          This Agreement shall be governed by and construed in accordance with the general maritime law of the United States and to the extent state law may be applicable by the internal laws of Texas and the parties hereto submit to the non-exclusive jurisdiction of the federal and state courts in Harris County, Texas.

     12.  Consequential Damages

          In no event shall either party to this Agreement be liable to the other party for loss of profits or other incidental, consequential or special damages.

     13.  Indemnity

          A. Contractor agrees to defend, indemnify and hold harmless the Company, to the extent the Company is not insured or otherwise indemnified, for all losses, claims, liabilities, obligations or the like incurred by the Company or any member in the Company either directly or through the Company arising from Contractor's failure to perform its obligations hereunder according to good marine practice and consistent with the standard operating procedures and practices of the industry, whether such obligations are to be performed by itself or through an affiliate or sub-contractor appointed by it. Further, it is agreed that Contractor's liability, if any, under this paragraph shall not in any event exceed U.S. $100,000.00 per occurrence, not to exceed U.S. $1,000,000 in any one year.

          B. Notwithstanding the foregoing it is agreed that Contractor shall have no liability to the Company for pollution, well control costs, reservoir or underground damage or loss of hole, regardless of how caused, including, but not limited to, the sole, joint or concurrent negligence, or gross negligence of Contractor, its employees or sub-contractors.

     14.  Additional Insured and Waiver of Subrogation

          The Company agrees to cause the relevant insurance policies and cover notes being maintained at the expense of the Company for the benefit of both parties to include both parties as named insureds and to cause the interested underwriters to waive all rights of subrogation against the parties hereto.

     15.  Force Majeure

          The obligations (other than any obligations to pay money) of either party to the Agreement shall be suspended (and failure to carry out the same shall not constitute a breach of this Agreement) to the extent, and during the period, that such party is prevented from carrying out is obligations by virtue of any act or event outside the reasonable control of that party.

     16.  Amendment

          This Agreement may be amended, from time to time, only by mutual agreement of the parties in writing.


     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed by its duly authorized representatives in Houston, Texas on April 30, 1997.

                              CONOCO SHIPPING AND MARINE
                               DEVELOPMENT COMPANY

                         By:
                         Its:

                              DEEPWATER DRILLING II L.L.C.

                         By:
                         Its:


                                EXHIBIT "H"

                        DRILLING SERVICES AGREEMENT

     This Agreement is made as of April 30, 1997, by and between DEEPWATER DRILLING II L.L.C., a limited liability company under the laws of the state of Delaware and having an office in Houston, Texas, hereinafter called "the Company", and READING & BATES DRILLING CO., a corporation incorporated under the laws of Oklahoma and having an office in Houston, Texas, hereinafter called "Contractor".

WITNESSETH

     WHEREAS, the Company desires to provide offshore drilling services to the oil and gas industry utilizing the dynamically positioned drillship under construction by Samsung Heavy Industries Co., Ltd. and Samsung Corporation at Koje Island, Korea, Builder's Hull No. 1231, hereinafter called "the Drilling Unit", to be delivered to the Company upon completion of such construction;

     WHEREAS, the Company intends to enter into drilling contracts with Conoco Drilling Inc. ("Conoco") and Reading & Bates Corporation ("Reading & Bates") having a term of two and one-half years (2-1/2), or an aggregate of five (5) years, plus options as further set out therein, hereinafter called the "Drilling Contracts", to provide offshore drilling services utilizing the Drilling Unit upon completion of construction and mobilization of the Drilling Unit to a U.S. Gulf of Mexico port;

     WHEREAS, the group of companies of which Contractor is a member has been engaged in operating offshore drilling units for many years and has acquired a qualified and experienced operational, marketing, technical and administrative staff with the knowledge, skill and experience to assist the Company in the drilling aspects of the construction and operations of the Drilling Unit;

     WHEREAS, the Company desires to avail itself of certain operational, marketing, technical and administrative staff of Contractor and has requested Contractor to provide certain services and personnel to the Company; and

     WHEREAS, Contractor has agreed to provide such services and personnel to the Company in accordance with the following terms and conditions.
     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

     1.   Services to be Provided by Contractor

          Pursuant to the terms of this Agreement Contractor agrees to provide the following services as requested from time to time by the Company.

          A. Engineering and related technical services in the mechanical, electrical, structural and marine engineering disciplines, pertaining to the construction, installation, testing, commissioning and operation of the drilling and topsides systems of the Drilling Unit.

          B. Assistance to the Company's purchasing organization for the procurement and delivery of necessary equipment, spare parts and supplies applicable to the marine system of the Drilling Unit in a timely manner.

          C. Policies, procedures and systems for project management, management information, safety, preventive maintenance and inventory control applicable to the drilling and topsides systems of the Drilling Unit.

          D. Assistance in the recruitment of qualified and experienced drilling personnel for the Drilling Unit by the Company and for the training of drilling personnel to be assigned to the Drilling Unit.

          E. Project management, inspection and related technical assistance services applicable to the drilling systems of the Drilling Unit prior to delivery of the Drilling Unit from the shipyard.

          If Contractor is unable to provide the services requested for whatever reason, (i) Contractor shall promptly advise Company of same in writing, (ii) Contractor will owe no further obligation to Company with respect to Contractor providing the requested services, and (iii) Contractor agrees that it will at the Company's request provide assistance to the Company in identifying and procuring direct for the Company's account other contractors who may be able to provide such services.

     All services provided by Contractor under this Agreement shall be in conformance with good and accepted oilfield practice and standard operating procedures and practices of the industry.

     2.   Personnel

          Contractor agrees to provide, or cause to be provided, to the Company all drilling and support personnel in the categories set out in Exhibit A to this Agreement, as may be reasonably requested by the Company from time to time, to assist the Company in connection with the construction, installation, testing, commissioning and operation of the drilling and topsides systems of the Drilling Unit, and in order for the Company to meet the requirements of any drilling contract for the Drilling Unit. With respect to the Drilling Contracts, Contractor agrees to provide at the request of the Company the drilling and support personnel set out in Appendix B of the Drilling Contracts.

          If Contractor is unable to provide the personnel requested for whatever reason, (i) Contractor shall promptly advise Company of same in writing, (ii) Contractor will owe no further obligation to Company with respect to Contractor providing such personnel, and (iii) Contractor agrees that it will at the Company's request provide assistance to the Company in identifying and procuring direct for the Company's account other contractors who may be able to provide such personnel.

     3.   Other Services

          Contractor further agrees to provide, or assist the Company in procuring for its own account, administrative, financial, technical, marketing and other support services as the Company may request in connection with the Company's business and as Contractor may be able to reasonably provide.

     3.   Remuneration

          A. In consideration of the services being provided hereunder, the Company agrees to pay Contractor, on a monthly basis in arrears, a sum not to exceed U.S. $2,500 per day commencing on the Commencement Date of the Drilling Contract under which the Drilling Unit first commence operations and continuing for the duration of the Drilling Contracts, such rate to be based initially on the level of services Company has requested and Contractor is providing, and such rate to be adjusted quarterly based on changes in the Consumer Price Index, as published in the Survey of Current Business Bulletin by the U.S. Department of Labor, commencing with the index for the month of March, 1999. The parties agree to negotiate, in good faith, adjustments to such rate based on the level of drilling services Contractor provides to Company as compared to drilling services obtained by the Company from third parties.

          B.   The Company agrees to reimburse Contractor for:

               (1) Any and all payroll and payroll burden costs incurred by Contractor in providing personnel to the Company pursuant to the Section 2 of this Agreement from and after April 25, 1997, such payroll and payroll burden costs to be in conformance with Contractor's normal accounting practices and employee benefits in effect from time to time;

               (2) Any and all third party costs incurred by Contractor in the procurement of equipment, materials, supplies, spare parts or personnel requested by the Company, including all relevant transportation, travel and insurance costs.

          C. As additional consideration for the services provided in construction hereunder the Company agrees to pay, on a monthly basis in arrears, to Contractor an amount equal to one percent (1%) of the monthly revenues accruing to Company under the Drilling Contract (excluding, however, amounts for which Company is entitled to cost reimbursement under the terms of the Drilling Contracts).

     5.   Payment

          A. The Company shall pay all amounts due to Contractor under this Agreement by wire transfer, in freely available funds, to a bank to be designated by Contractor in New York, New York for credit to Contractor's account.

          B. All such amounts shall be paid within twenty days following receipt by the Company of monthly invoices supported by reasonable documentation. All amounts not paid when due shall earn interest until paid at the rate of 50 basis points over the 3 month LIBOR in effect, from time to time, as published in the "Wall Street Journal".

     6.   Confidential Information

          Any proprietary or confidential information, documents, manuals, systems, designs, drawings or other like or unlike material or information made available to the Company by Contractor is for the use only by the Company for use with the services to be provided by Contractor pursuant to this Agreement and shall be so designated at the time of disclosure. Title to all such material and information shall at all times be in Contractor, and the Company shall not have any rights with respect to such material and information except the use provided by this Agreement. During the term of this Agreement and thereafter for five years after the expiration or earlier termination thereof or the date of disclosure of such information, whichever is earlier, the Company will not permit the use of any such information by a third party and will at all times keep it in the strictest confidence. Upon the expiration or earlier termination of this Agreement, the Company shall return to Contractor all such material received from Contractor or prepared by Contractor pursuant to this Agreement and shall neither retain any copy of such material nor thereafter use any such information. It is expressly agreed that the obligation of the Company under this section will continue and survive any expiration or earlier termination of this Agreement, provided that this section shall not apply to information which is:

          A.   Contained in a publication of general circulation;

          B. Disclosed in good faith by a third party not in privity with the party originally disclosing such information which has a bona fide right to disclose such information; or

          C. Information substantially acquired or developed for, or from, the operations or maintenance of the Drilling Unit;

     save that the Company shall be entitled, after reasonable prior notice to Contractor, to disclose any such confidential information, report or document:

          (a) in connection with any proceedings arising out of or in connection with this Agreement to the extent necessary to protect its interests;

          (b) to any prospective assignee of any interest in the Company subject to it obtaining an undertaking from such prospective assignee in the terms of this section;

          (c) if required to do so by an order of any court of competent jurisdiction;

          (d) in pursuance of any procedure for discovery of documents in any proceedings before any such court;

          (e) pursuant to any law or regulation having the force of law or any national stock exchange requirement;

          (f)  pursuant  to  a  requirement  of  any  authority  being   an
               authority with whose requirement, of the nature and to the extent in question, it is accustomed to comply; or

          (g) to the technical or legal advisers of the Company subject to it obtaining an undertaking from such advisers in the terms of this section;

     and the Company shall be entitled so to disclose or use any such information, report or document if the information contained therein shall have emanated in conditions free from confidentiality bona fide from some person other than Contractor or the agent of Contractor and such party would, but for the preceding provisions of this sub-section, be free so to disclose or use the same; provided that the Company shall use all reasonable endeavors to avoid disclosure to any third party in accordance with sub-sections (c) (d) (e) and (f) above.

     7.   Term

          A. This Agreement shall remain in effect until the expiration or earlier termination of the Drilling Contracts, as same may be amended or extended from time to time, and shall be automatically renewed on an annual basis thereafter unless either party gives six months' prior written notice of its intention to terminate this Agreement or renegotiate its terms to the other party. If such notice is given, the parties agree to meet promptly and discuss in good faith such termination or renegotiation, as the case may be, and if mutual agreement is not reached regarding same, this Agreement may be terminated by either party, effective upon expiration of such six month period.

          B. In case of termination of this Agreement, Contractor shall be entitled to any payments with respect to services performed or costs or expenses incurred prior to such termination.

          C. If either party materially defaults in the fulfillment of any obligation under this Agreement without reasonable justification therefor, the other party will not have any further obligation to fulfil its obligations until such default has been cured. If such default continues for a period of more than 30 days, the non-defaulting party shall have the option to terminate this Agreement, without prejudice to any other rights it may have.

     8.   Taxes

          The remuneration payable under Sections 3.A and 3.B has been calculated on the basis that Contractor will be liable for all federal and state income and franchise taxes on the profits arising to it under this Agreement but no other taxes. Any and all such other taxes that may be imposed by any governmental authority shall be borne by the Company.

     9.   Assignment

          Neither party shall assign or transfer any of its right, title or interest in or to this Agreement (except to a successor to substantially all of such party's business or to a corporation owned by or under common ownership with such party which agrees to assume all obligations of such party, provided that the assigning party shall not thereby be released from its obligations hereunder) without the prior written consent of the other party, and any such attempt to assign or transfer without such consent shall have no effect.
     Contractor may subcontract for any services requested by the Company hereunder, provided Company has approved any such subcontract, such approval not to be unreasonably withheld.

     10.  Notices

          Any notice or other communication for which this Agreement provides shall be in writing and will be delivered to the addressee thereof or sent to the address thereof by electronic facsimile communication or by registered or certified mail, return receipt requested, or by other method which will constitute adequate evidence of delivery, as follows:

               If to the Company:

                     Deepwater Drilling II L.L.C.
                     901 Threadneedle, Suite 200
                     Houston, Texas  77079

                     Attention:  Manager


               If to Contractor:

                     Reading & Bates Drilling Co.
                     901 Threadneedle, Suite 200
                     Houston, Texas  77079

                     Attention:  President

     or addressed at such other address as the addressee thereof may have designated for that purpose by written notice given as above provided. Any notice given in conformance with this clause will be considered as received for all purposes on the date of delivery.

     11.  Governing Law

          This Agreement shall be governed by and construed in accordance with the general maritime law of the United States and to the extent state law may be applicable by the internal laws of Texas and the parties hereto submit to the non-exclusive jurisdiction of the federal and state courts in Harris County, Texas.

     12.  Consequential Damages

          In no event shall either party to this Agreement be liable to the other party for loss of profits or other incidental, consequential or special damages.

     13.  Indemnity

          A. Contractor agrees to defend, indemnify and hold harmless the Company, to the extent the Company is not insured or otherwise indemnified, for all losses, claims, liabilities, obligations or the like incurred by the Company or any member in the Company either directly or through the Company arising from Contractor's failure to perform its obligations hereunder according to good oil field practice and consistent with the standard operating procedures and practices of the industry, whether such obligations are to be performed by itself or through an affiliate or sub-contractor appointed by it. Further, it is agreed that Contractor's liability, if any, under this paragraph shall not in any event exceed U.S. $100,000.00 per occurrence, not to exceed U.S. $1,000,000 in any one year.

          B. Notwithstanding the foregoing it is agreed that Contractor shall have no liability to the Company for pollution, well control costs, reservoir or underground damage or loss of hole, regardless of how caused, including, but not limited to, the sole, joint or concurrent negligence, or gross negligence of Contractor, its employees or sub-contractors.

     14.  Additional Insured and Waiver of Subrogation

          The Company agrees to cause the relevant insurance policies and cover notes being maintained at the expense of the Company for the benefit of both parties to include both parties as named insureds and to cause the interested underwriters to waive all rights of subrogation against the parties hereto.

15.  Force Majeure

          The obligations (other than any obligations to pay money) of either party to the Agreement shall be suspended (and failure to carry out the same shall not constitute a breach of this Agreement) to the extent, and during the period, that such party is prevented from carrying out is obligations by virtue of any act or event outside the reasonable control of that party.

     16.  Amendment

          This Agreement may be amended, from time to time, only by mutual agreement of the parties in writing.


     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed by its duly authorized representatives in Houston, Texas on April 30, 1997.

                              READING & BATES DRILLING CO.

                         By:
                         Its:

                              DEEPWATER DRILLING II L.L.C.

                         By:
                         Its: